                                                 File No. 811-10137
                                                 File No. 333-45994

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C.  20549

                                Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

               Pre-Effective Amendment No. __1__
               Post-Effective Amendment No._____

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

               Amendment No. __1__

WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.
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                  (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas               66201-9217
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        (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
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                 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering
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As soon as practical after effective date of Registration Statement

   ==================================================================

               DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

    The Registrant requests registration of an indefinite amount of shares of its capital stock, $.001 per share, by this Registration Statement.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the
Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration
Statement shall become effective on such date as the Commission, action pursuant to said Section 8(a), may determine.

Waddell & Reed Advisors Funds

FIXED INCOME &
MONEY MARKET FUNDS

Bond Fund

Global Bond Fund

Government Securities Fund

High Income Fund

Municipal Bond Fund

Municipal High Income Fund

Municipal Money Market Fund

Cash Management

The Securities and Exchange Commission has not approved or disapproved the
Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Prospectus
------------, 2000

Table of Contents

AN OVERVIEW OF THE FUNDS........................................X

BOND FUND.......................................................X

GLOBAL BOND FUND................................................X

GOVERNMENT SECURITIES FUND......................................X

HIGH INCOME FUND................................................X

MUNICIPAL BOND FUND.............................................X

MUNICIPAL HIGH INCOME FUND......................................X

MUNICIPAL MONEY MARKET FUND.....................................X

CASH MANAGEMENT.................................................X

THE INVESTMENT PRINCIPLES OF THE FUNDS..........................X

YOUR ACCOUNT....................................................X

THE MANAGEMENT OF THE FUNDS.....................................X

FINANCIAL HIGHLIGHTS............................................X

An Overview of the Fund

Waddell & Reed Advisors Bond Fund

Goal

(formerly United Bond FundSM) seeks a reasonable return with emphasis on preservation of capital.

Principal Strategies

Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard &
Poor's ("S&P") and Baa and higher by Moody's). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings.
In selecting the debt securities for the Fund's portfolio, Waddell & Reed
Investment Management Company ("WRIMCO"), the Fund's investment manager, considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund can invest in securities of companies of any size.

In selecting debt securities for the Fund, WRIMCO may look at many factors.
These include the issuer's past, present and estimated future:

* financial strength

* cash flow

* management

* borrowing requirements

* responsiveness to changes in interest rates and business conditions.

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* prepayment of higher-yielding bonds held by the Fund

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* changes in the maturities of bonds owned by the Fund

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
 Fund's holdings to fall as part of a broad market decline.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

Performance

Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. As of September 30,
2000, the Fund's fiscal-year end changed from December 31 to September 30.

                    CHART OF YEAR-BY-YEAR RETURNS
                  as of December 31, each year (%)

    1990                    4.24%
    1991                   17.76%
    1992                    7.84%
    1993                   13.19%
    1994                   -5.76%
    1995                   20.50%
    1996                    3.20%
    1997                    9.77%
    1998                    7.27%
    1999                   -1.08%

    In the period shown in the chart, the highest quarterly return was
    7.11% (the third quarter of 1991) and the lowest quarterly return was
    -7.37% (the first quarter of 1997). The Class A return for the year through September 30, 2000 was 5.24%.

                       AVERAGE ANNUAL TOTAL RETURNS
                       as of December 31, 1999 (%)

                            1 Year  5 Years  10 YearsLife of Class[1]
Class A Shares of Bond Fund  -6.77%     6.42%     6.84%
Salomon Brothers Broad
 Investment Grade Index      -0.83%   7.74%     7.75%
Lipper Corporate Debt Funds
 A-Rated Universe Average    -2.61%   6.90%     7.30%
Class B Shares of Bond Fund                              -4.64%
Salomon Brothers Broad
 Investment Grade Index      -0.83%   7.74%     7.75%    -0.16%
Lipper Corporate Debt Funds
 A-Rated Universe Average    -2.61%   6.90%     7.30%    -0.45%
Class C Shares of Bond Fund                              -0.86%
Salomon Brothers Broad
 Investment Grade Index      -0.83%   7.74%     7.75%    -0.16%
Lipper Corporate Debt Funds
 A-Rated Universe Average    -2.61%   6.90%     7.30%    -0.45%
Class Y Shares of Bond Fund  -0.81%                       5.93%
Salomon Brothers Broad
 Investment Grade Index      -0.83%   7.74%     7.75%     6.04%
Lipper Corporate Debt Funds
 A-Rated Universe Average    -2.61%   6.90%     7.30%     5.09%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since September 9, 1999 for Class B shares, September 9, 1999 for Class
C shares and June 19, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1999,
September 30, 1999, and June 30, 1995, respectively.

Fees and Expenses

Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees           Class A   Class B   Class C   Class Y
(fees paid directly from   Shares    Shares    Shares    Shares
your investment)           -----     -----     -----     -----

Maximum Sales Charge(Load)
 Imposed on Purchases
 (as a percentage
 of offering price)         5.75%  None      None      None

Maximum Deferred Sales
 Charge (Load)[1]          None[2]    5%        1%     None
 (as a percentage of
 lesser of amount invested
 or redemption value)

Annual Fund Operating
Expenses[3]                   Class A    Class B   Class C   Class Y
 (expenses that are             Shares    Shares    Shares    Shares
 deducted from Fund assets)       ------    ------    ------  ------

Management Fees                 0.53%     0.53%     0.53%     0.53%
Distribution and
 Service (12b-1) Fees           0.25%     1.00%     1.00%     None
Other Expenses                  0.28%     0.41%     0.47%     0.20%
Total Annual Fund
 Operating Expenses             1.06%     1.94%     2.00%     0.73%

[1]The contingent deferred sales charge ("CDSC"), which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class
A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise expense ratios are based on other Fund-level expenses for the fiscal period ended September 30, 2000.
Actual expenses may be greater or less than those shown.
Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
 at end of period:       1 Year   3 Years  5 Years   10 Years
Class A Shares            $677      $894    $1,128    $1,798
Class B Shares            $597      $910    $1,149    $2,038[1]
Class C Shares            $203      $626    $1,076    $2,324
Class Y Shares            $ 75      $233    $  406    $  906

If shares are not redeemed
at end of period:        1 Year   3 Years  5 Years   10 Years
Class A Shares            $677      $894    $1,128    $1,798
Class B Shares            $197      $610    $1,049    $2,038[1]
Class C Shares            $203      $626    $1,076    $2,324
Class Y Shares            $ 75      $233    $  406    $  906

[1]Reflects annual operating expenses of Class A after conversion of Class
B shares into Class A shares 8 years after the month in which the shares were purchased.

An Overview of the Fund

Waddell & Reed Advisors Global Bond Fund, Inc.

Goals

(formerly United High Income Fund II, Inc.SM) seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

Global Bond Fund seeks to achieve its goals by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of foreign and U.S. issuers. The Fund invests, primarily, in investment grade securities. The Fund may, however, invest up to 35% of its total assets in lower quality bonds, commonly called junk bonds, that are rated BB and below by S&P or comparable ratings issued by any Nationally Recognized
Statistical Rating Organization(s) ("NRSRO(s)"), or if unrated, judged by
WRIMCO to be of comparable quality. The Fund will only invest in junk bonds if WRIMCO deems the risks to be consistent with the Fund's goals. The Fund may invest in bonds of any maturity, although WRIMCO seeks to focus on the intermediate-term sector (generally, bonds with maturities ranging between one and ten years). The Fund invests primarily in issuers of countries that are members of the Organisation of Economic Co-Operation and Development
(OECD). The Fund may invest in securities issued by foreign or U.S.
governments and in foreign or U.S. companies of any size.

The Fund may invest in equity securities of foreign and U.S. issuers to achieve its secondary goal of capital growth.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* country analysis (economic, legislative/judicial and demographic trends)

* credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting)

* maturity of the issue

* quality of the issue

* denomination of the issue (e.g. U.S. Dollar, Euro, Yen)

* domicile of the issuer.

In general, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example,
WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the

company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Funds

Because Global Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline

* changes in the maturities of bonds owned by the Fund

* changes in foreign exchange rates, which may affect the value of certain securities the Fund holds

* the susceptibility of lower-rated bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-
 rated bonds

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
 Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Global Bond Fund is designed for investors primarily seeking exposure to foreign market issuers for a portion of their fixed-income holdings, with limited exposure to foreign currency risk. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

Global Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                    CHART OF YEAR-BY-YEAR RETURNS[1]
                  as of December 31, each year (%)

    1990                   -5.29%
    1991                   31.31%
    1992                   15.23%
    1993                   17.39%
    1994                   -4.07%
    1995                   16.88%
    1996                   11.93%
    1997                   14.97%
    1998                    2.69%
    1999                    1.45%

In the period shown in the chart, the highest quarterly return was 11.52%
(the first quarter of 1991) and the lowest quarterly return was --5.76% (the third quarter of 1998). The Class A return for the year through September
30, 2000 was --2.62%.

[1]Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information in the bar chart and performance table for periods prior to that date reflect the operations of the Fund under its former investment strategies and related policies.

                       AVERAGE ANNUAL TOTAL RETURNS
                         as of December 31, 1999 (%)

                                 1 Year 5 Years 10 YearsLife of Class[1]
Class A Shares of Global
 Bond Fund                       -4.38%  8.11%   9.10%
Salomon Brothers High Yield
 Market Index                     1.73%  9.71%  10.94%
Lipper High Current Yield
 Funds Universe Average           4.53%  8.84%  10.03%
Class B Shares of Global
 Bond Fund                                                -2.55%
Salomon Brothers High Yield
 Market Index                     1.73%  9.71%  10.94%     2.42%
Lipper High Current Yield
 Funds Universe Average           4.53%  8.84%  10.03%     2.78%
Class C Shares of Global
 Bond Fund                                                 1.45%
Salomon Brothers High Yield
 Market Index                     1.73%  9.71%  10.94%     2.42%
Lipper High Current Yield
 Funds Universe Average           4.53%  8.84%  10.03%     2.78%
Class Y Shares of Global
 Bond Fund                        1.76%                    7.36%
Salomon Brothers High Yield
 Market Index                     1.73%  9.71%  10.94%     7.08%
Lipper High Current Yield
 Funds Universe Average           4.53%  8.84%  10.03%     6.48%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund and investment strategies similar to those of the Fund prior to September 18, 2000.

[1]Since October 6, 1999 for Class B shares, October 6, 1999 for Class C shares and February 27, 1996 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes
(including income) are not available, index performance is calculated from
October 31, 1999, October 31, 1999, and February 29, 1996, respectively.

Fees and Expenses

Global Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees               Class A   Class B   Class C   Class Y
(fees paid directly from        Shares    Shares    Shares    Shares
your investment)                -----     -----     -----     -----

Maximum Sales Charge(Load)
 Imposed on Purchases
 (as a percentage
 of offering price)              5.75%    None      None      None

Maximum Deferred Sales
 Charge (Load)[1]              None[2]       5%        1%     None
 (as a percentage of
 lesser of amount invested
         or redemption value)
Annual Fund Operating
Expenses[3]                    Class A   Class B    Class C   Class Y
 (expenses that are             Shares    Shares    Shares    Shares
 deducted from Fund assets)     ------    ------    ------   ------

Management Fees                 0.63%     0.63%     0.63%    0.63%
Distribution and
 Service (12b-1) Fees           0.25%     0.99%     0.99%   None
Other Expenses                  0.31%     0.47%     0.68%   0.21%
Total Annual Fund
 Operating Expenses             1.19%     2.08%       2.30%   0.84%

[1]The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise expense ratios are based on other Fund-level expenses for the fiscal year ended September 30, 2000.
Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at
 end of period:          1 Year   3 Years  5 Years   10 Years
Class A Shares            $689      $931    $1,192    $1,935
Class B Shares            $612      $955    $1,224    $2,188[1]
Class C Shares            $233      $718    $1,230    $2,636
Class Y Shares            $ 87      $271    $  471    $1,049

If shares are not
redeemed at end
of period:                1 Year   3 Years  5 Years   10 Years
Class A Shares            $689      $931    $1,192    $1,935
Class B Shares            $212      $655    $1,124    $2,188[1]
Class C Shares            $233      $718    $1,230    $2,636
Class Y Shares            $ 87      $271    $  471    $1,049

[1]Reflects annual operating expenses of Class A after conversion of Class
B shares into Class A shares 8 years after the month in which the shares were purchased.

An Overview of the Fund

Waddell & Reed Advisors Government Securities Fund, Inc.

Goal

(formerly United Government Securities Fund, Inc.SM) seeks as high a current income as is consistent with safety of principal.

Principal Strategies

Government Securities Fund seeks to achieve its goal by investing exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"). The
Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

Principal Risks of Investing in the Fund

Because Government Securities Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
 Fund's holdings to fall as part of a broad market decline

* prepayment of higher-yielding bonds and mortgage-backed securities

* WRIMCO's skill in evaluating and selecting securities for the Fund.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. As well, not all U.S.
Government securities are backed by the full faith and credit of the United
States.

Who May Want to Invest

Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

Performance

Government Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                    CHART OF YEAR-BY-YEAR RETURNS
                  as of December 31, each year (%)

    1990                    7.27%
    1991                   16.07%
    1992                    7.54%
    1993                    9.99%
    1994                   -3.88%
    1995                   19.30%
    1996                    1.77%
    1997                    9.16%
    1998                    7.49%
    1999                   -0.64%

    In the period shown in the chart, the highest quarterly return was
    6.81% (the third quarter of 1991) and the lowest quarterly return was
    -3.32% (the first quarter of 1994). The Class A return for the year through September 30, 2000 was 6.24%.

                       AVERAGE ANNUAL TOTAL RETURNS
                       as of December 31, 1999 (%)

                               1 Year  5 Years 10 Years  Life of Class[1]
Class A Shares of Government
        Securities Fund       -4.86%    6.27%     6.76%
Salomon Brothers Treasury/
 Government Sponsored/
 Mortgage Bond Index          -0.59%    7.66%    7.64%
Lipper General U. S. Government
 Funds Universe Average       -3.02%    6.50%    6.63%
Class B Shares of Government
           Securities Fund                                -5.09%
Salomon Brothers Treasury/
 Government Sponsored/
 Mortgage Bond Index          -0.59%    7.66%    7.64%   -0.52%
Lipper General U. S. Government
 Funds Universe Average       -3.02%    6.50%    6.63%   -0.82%
Class C Shares of Government
           Securities Fund                                -0.87%
Salomon Brothers Treasury/
 Government Sponsored/
 Mortgage Bond Index          -0.59%    7.66%    7.64%   -0.52%
Lipper General U. S. Government
 Funds Universe Average       -3.02%    6.50%    6.63%   -0.82%
Class Y Shares of Government
 Securities Fund              -0.28%                      5.73%
Salomon Brothers Treasury/
 Government Sponsored/
 Mortgage Bond Index          -0.59%    7.66%    7.64%    5.96%
Lipper General U. S. Government
 Funds Universe Average       -3.02%    6.50%    6.63%    4.69%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 4, 1999 for Class B shares, October 8, 1999 for Class C shares and September 27, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the index (including income) are not available, performance of the index is from October 31,
1999, October 31, 1999 and September 30, 1995, respectively.

Fees and Expenses

Government Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees                 Class A   Class B   Class C   Class Y
(fees paid directly from         Shares    Shares    Shares  Shares
 your investment)                -----     -----     -----     -----

Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of
 offering price)                 4.25%    None      None      None

Maximum Deferred Sales
 Charge (Load)[1]                None[2]  5%        1%        None
        (as a percentage of
 lesser of amount
 invested or redemption
 value)

Annual Fund Operating
Expenses[3]                     Class A   Class B   Class C   Class Y
(expenses that are               Shares    Shares    Shares    Shares
deducted from Fund assets)      -----     -----     -----     -----

Management Fees                  0.50%     0.50%     0.50%     0.50%
Distribution and
 Service (12b-1) Fees            0.24%     1.00%     1.00%      None
Other Expenses                   0.42%     0.56%     0.60%     0.30%
Total Annual Fund
 Operating Expenses              1.16%     2.06%     2.10%     0.80%

[1]The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise expense ratios are based on other Fund-level expenses for the fiscal period ended September 30, 2000.
Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:        1 Year   3 Years  5 Years   10 Years
Class A Shares            $538      $778    $1,036    $1,774
Class B Shares            $609      $946    $1,208    $2,157[1]
Class C Shares            $213      $658    $1,129    $2,431
Class Y Shares            $ 82      $255    $  444    $  990

If shares are not
redeemed at end
of period:                1 Year   3 Years  5 Years   10 Years
Class A Shares            $538      $778    $1,036    $1,774
Class B Shares            $209      $646    $1,108    $2,157[1]
Class C Shares            $213      $658    $1,129    $2,431
Class Y Shares            $ 82      $255    $  444    $  990

[1]Reflects annual operating expenses of Class A after conversion of Class
B shares into Class A shares 8 years after the month in which the shares were purchased.

An Overview of the Fund

Waddell & Reed Advisors High Income Fund, Inc.

Goals

(formerly United High Income Fund, Inc.SM) seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

High Income Fund seeks to achieve its goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. The Fund can invest in companies of any size. The Fund invests primarily in the lower quality bonds, commonly called junk bonds, that are rated BB and below by S&P or Ba and below by Moody's or, if unrated, deemed by WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity.

The Fund may invest up to 20% of its total assets in common stock in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the
Fund. These include an issuer's past, current and estimated future:

* financial strength

* cash flow

* management

* borrowing requirements

* responsiveness to changes in interest rates and business conditions.

In general, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example,
WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline

* changes in the maturities of bonds owned by the Fund

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
 Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                    CHART OF YEAR-BY-YEAR RETURNS
                  as of December 31, each year (%)

    1990                  -14.97%
    1991                   37.45%
    1992                   16.33%
    1993                   17.69%
    1994                   -3.66%
    1995                   17.80%
    1996                   11.88%
    1997                   14.32%
    1998                    3.88%
    1999                    2.92%

    In the period shown in the chart, the highest quarterly return was
    12.12% (the first quarter of 1991) and the lowest quarterly return was
    -
    -7.59% (the third quarter of 1990). The Class A return for the year through September 30, 2000 was -2.53%.

                       AVERAGE ANNUAL TOTAL RETURNS
                       as of December 31, 1999 (%)

                            1 Year  5 Years  10 Years  Life of Class[1]
Class A Shares of High
 Income Fund                -3.00%   8.71%    8.93%
Salomon Brothers High Yield
 Market Index                1.73%   9.71%    10.94%
Salomon Brothers High Yield
 Composite Index             1.24%   10.39%   11.35%
Lipper High Current Yield Funds
 Universe Average            4.53%   8.84%    10.03%
Class B Shares of High
 Income Fund                                            -2.38%
Salomon Brothers High Yield
 Market Index                1.73%   9.71%    10.94%    2.42%
Salomon Brothers High Yield
 Composite Index             1.24%   10.39%   11.35%    2.70%
Lipper High Current Yield Funds
 Universe Average            4.53%   8.84%    10.03%    2.78%
Class C Shares of High
 Income Fund                                            1.62%
Salomon Brothers High Yield
 Market Index                1.73%   9.71%    10.94%    2.42%
Salomon Brothers High Yield
 Composite Index             1.24%   10.39%   11.35%    2.70%
Lipper High Current Yield Funds
 Universe Average            4.53%   8.84%    10.03%    2.78%
Class Y Shares of High
 Income Fund                 3.15%                      8.17%
Salomon Brothers High Yield
 Market Index                1.73%   9.71%    10.94%    7.34%
Salomon Brothers High Yield
 Composite Index             1.24%   10.39%   11.35%    7.57%
Lipper High Current Yield Funds
 Universe Average            4.53%   8.84%    10.03%    7.02%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Salomon Brothers High Yield Market Index will replace the
Solomon Brothers High Yield Composite Index. WRIMCO believes that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented for comparison purposes. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

[1]Since October 4, 1999 for Class B shares, October 4, 1999 for Class C shares and January 4, 1996 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, index performance is from October 31, 1999,
October 31, 1999 and December 31, 1995, respectively.

Fees and Expenses

High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees          Class A   Class B   Class C   Class Y
(fees paid directly from   Shares    Shares    Shares    Shares
your investment)           -----     -----     -----     -----

Maximum Sales Charge(Load)
 Imposed on Purchases
 (as a percentage
 of offering price)         5.75%  None      None      None

Maximum Deferred Sales
 Charge (Load)[1]          None[2]    5%        1%     None
 (as a percentage of
 lesser of amount invested
 or redemption value)

Annual Fund Operating
Expenses[3]                Class A    Class B   Class C  Class Y
 (expenses that are         Shares    Shares    Shares    Shares
 deducted from Fund assets)  ------    ------    ------  ------

Management Fees             0.62%     0.62%     0.62%     0.62%
Distribution and
 Service (12b-1) Fees       0.24%     1.00%     1.00%     None
Other Expenses              0.22%     0.40%     0.50%     0.20%
Total Annual Fund
Operating Expenses          1.08%     2.02%     2.12%     0.82%

[1]The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise expense ratios are based on other Fund-level expenses for the fiscal period ended September 30, 2000.
Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
 at end of period:       1 Year   3 Years  5 Years   10 Years
Class A Shares            $679      $899    $1,136    $1,816
Class B Shares            $605      $934    $1,188    $2,104[1]
Class C Shares            $215      $664    $1,139    $2,452
Class Y Shares            $ 84      $262    $  455    $1,014

If shares are not redeemed
 at end of period:       1 Year   3 Years  5 Years   10 Years
Class A Shares            $677      $893    $1,126    $1,795
Class B Shares            $202      $624    $1,073    $2,074[1]
Class C Shares            $195      $603    $1,037    $2,243
Class Y Shares            $ 83      $259    $  450    $1,002

[1]Reflects annual operating expenses of Class A after conversion of Class
B shares into Class A shares 8 years after the month in which the shares were purchased.

An Overview of the Fund

Waddell & Reed Advisors Municipal Bond Fund, Inc.

Goal

(formerly United Municipal Bond Fund, Inc.SM) seeks to provide income that is not subject to Federal income tax.

Principal Strategy

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes.
However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT"), up to 40% of the dividends paid to shareholders.

The Fund diversifies its holdings among two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular project or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO, the Fund's investment manager, may look at a number of factors in selecting securities for the Fund's portfolio. These include:

* the security's current coupon

* the maturity of the security

* the relative value of the security

* the creditworthiness of the particular issuer or of the private company involved

* the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Municipal Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

* prepayment of asset-backed securities or mortgage-backed securities held by the Fund ("extraordinary call risk")

* prepayment of higher-yielding bonds when interest rates decline
 ("optional call risk")

* changes in the maturities of bonds owned by the Fund

* the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects

* the local economic, political or regulatory environment affecting bonds owned by the Fund

* failure of a bond's interest to qualify as tax-exempt

* legislation affecting the tax status of municipal bond interest

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
 Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio.
You should consider whether the Fund fits your particular investment objectives.

Performance

Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                    CHART OF YEAR-BY-YEAR RETURNS
                  as of December 31, each year (%)

    1990                    5.63%
    1991                   13.15%
    1992                    9.53%
    1993                   14.30%
    1994                   -7.14%
    1995                   20.17%
    1996                    4.12%
    1997                   10.23%
    1998                    5.20%
    1999                   -5.50%

    In the period shown in the chart, the highest quarterly return was
    8.87% (the first quarter of 1995) and the lowest quarterly return was
    -6.48% (the first quarter of 1994). The Class A return for the year through September 30, 2000 was 6.68%.

                       AVERAGE ANNUAL TOTAL RETURNS
                       as of December 31, 1999 (%)

                                1 Year  5 Years 10 Years  Life of Class[1]
Class A Shares of Municipal    -9.52%   5.60%    6.23%
               Bond Fund
Lehman Brothers Municipal Bond
 Index                          -2.07%     6.92%   6.89%
Lipper General Municipal Debt
 Funds Universe Average         -4.16%     6.06%   6.14%
Class B Shares of Municipal
 Bond Fund                                                   -6.88%
Lehman Brothers Municipal Bond
 Index                          -2.07%     6.92%   6.89%     0.30%
Lipper General Municipal Debt
 Funds Universe Average         -4.16%     6.06%   6.14%     -0.03%
Class C Shares of Municipal
 Bond Fund                                                   -3.05%
Lehman Brothers Municipal Bond
 Index                          -2.07%     6.92%   6.89%     0.30%
Lipper General Municipal Debt
 Funds Universe Average         -4.16%     6.06%   6.14%     -0.03%
Class Y Shares of Municipal
 Bond Fund                      -5.42%                       -5.41%
Lehman Brothers Municipal Bond
 Index                          -2.07%     6.92%   6.89%     -2.07%
Lipper General Municipal Debt
 Funds Universe Average         -4.16%     6.06%   6.14%     -4.63%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 5, 1999 for Class B shares, October 7, 1999 for Class C shares and December 30, 1998 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from October 31,
1999, October 31, 1999 and December 31, 1998, respectively.

Fees and Expenses

Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees                 Class A   Class B   Class C   Class Y
    (fees paid directly from     Shares    Shares    Shares    Shares
 your investment)                -----     -----     -----     -----
Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of
 offering price)                  4.25%    None      None      None

Maximum Deferred Sales
 Charge (Load)[1]                 None[2]  5%        1%        None
        (as a percentage of
 lesser of amount
 invested or redemption
 value)

Annual Fund Operating
Expenses[3]                     Class A    Class B   Class C   Class Y
 (expenses that are              Shares    Shares    Shares    Shares
 deducted from Fund assets)      ------    ------    ------   ------
 Management Fees                  0.52%     0.52%     0.52%     0.52%
 Distribution and Service
    (12b-1) Fees                  0.24%     0.99%     0.98%     None
 Other Expenses                   0.14%     0.35%     0.33%     0.19%
 Total Annual Fund
    Operating Expenses            0.90%     1.86%     1.83%     0.71%

[1]The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise expense ratios are based on other Fund-level expenses for the fiscal period ended September 30, 2000.
Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:    1 Year   3 Years  5 Years   10 Years
Class A Shares            $513      $700    $  902    $1,486
Class B Shares            $589      $885    $1,106    $1,927[1]
Class C Shares            $186      $576    $  990    $2,148
Class Y Shares            $ 73      $227    $  395    $  883

If shares are not
redeemed at end
of period:                1 Year   3 Years  5 Years   10 Years
Class A Shares            $513      $700    $  902    $1,486
Class B Shares            $189      $585    $1,006    $1,927[1]
Class C Shares            $186      $576    $  990    $2,148
Class Y Shares            $ 73      $227    $  395    $  883

[1]Reflects annual operating expenses of Class A after conversion of Class
B shares into Class A shares 8 years after the month in which the shares were purchased.

An Overview of the Fund

Waddell & Reed Advisors Municipal High Income Fund, Inc.

Goal

(formerly United Municipal High Income Fund, Inc.SM) seeks to provide a high level of income that is not subject to Federal income tax.

Principal Strategy

Municipal High Income Fund seeks to achieve its goal through a diversified portfolio consisting mainly of tax-exempt municipal bonds. These bonds are rated primarily in the lower tier of investment grade (BBB by S&P and Baa by Moody's) or lower, including bonds rated below investment grade, junk bonds (rated BB and lower by S&P and Ba and lower by Moody's), or, if unrated, judged by WRIMCO to be of similar quality.

"Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular project or a special tax. Revenue bonds, IDBs and PABs finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* the security's current coupon

* the maturity of the security

* the relative value and market yield of the security

* the creditworthiness of the particular issuer or of the private company involved

* the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund, including consideration of the security's current credit quality. As well,
WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in IDBs and PABs in general, revenue bonds payable from similar projects and municipal bonds of issuers located in the same geographic area.

The Fund typically invests in municipal bonds with remaining maturities of
10 to 30 years.

Principal Risks of Investing in the Fund

Because Municipal High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

* the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB or PAB financed projects;

* changes in the maturities of bonds owned by the Fund

* prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk")

* the local economic, political or regulatory environment affecting bonds owned by the Fund

* failure of a bond's interest to qualify as tax-exempt

* legislation affecting the tax status of municipal bond interest

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
 Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Municipal High Income Fund is designed for investors seeking current income through a highly diversified portfolio that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories. The Fund is not suitable for all investors.
You should consider whether the Fund fits your particular investment objectives.

Performance

Municipal High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                    CHART OF YEAR-BY-YEAR RETURNS
                  as of December 31, each year (%)

    1990                    7.19%
    1991                   11.67%
    1992                   10.15%
    1993                   13.19%
    1994                   -3.12%
    1995                   16.74%
    1996                    6.90%
    1997                   11.77%
    1998                    6.82%
    1999                   -5.20%

    In the period shown in the chart, the highest quarterly return was
    8.48% (the fourth quarter of 1998) and the lowest quarterly return was
    -3.93% (the first quarter of 1994). The Class A return for the year through September 30, 2000 was 4.17%.

                       AVERAGE ANNUAL TOTAL RETURNS
                       as of December 31, 1999 (%)

                                1 Year  5 Years  10 Years  Life of Class[1]
Class A Shares of Municipal    -9.22%     6.23%     6.96%
        High Income Fund
Lehman Brothers Municipal
 Bond Index                     -2.07%    6.92%     6.89%
Lipper High Yield Municipal Bond
 Funds Universe Average         -4.16%    6.06%     6.14%
Class B Shares of Municipal                                   -7.84%
        High Income Fund
Lehman Brothers Municipal
 Bond Index                     -2.07%    6.92%     6.89%     0.30%
Lipper High Yield Municipal Bond
 Funds Universe Average         -4.16%    6.06%     6.14%    -0.79%
Class C Shares of Municipal                                  -4.06%
            High Income Fund
Lehman Brothers Municipal
 Bond Index                     -2.07%    6.92%     6.89%     0.30%
Lipper High Yield Municipal Bond
 Funds Universe Average         -4.16%    6.06%     6.14%    -0.79%
Class Y Shares of Municipal     -5.00%                       -4.46%
        High Income Fund
Lehman Brothers Municipal
 Bond Index                    -2.07%     6.92%     6.89%    -2.07%
Lipper High Yield Municipal Bond
 Funds Universe Average         -4.16%    6.06%     6.14%    -4.16%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 5, 1999 for Class B shares, October 7, 1999 for Class C shares and December 30, 1998 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from October 31,
1999, October 31, 1999 and December 31, 1998, respectively.

Fees and Expenses

Municipal High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees                Class A   Class B   Class C   Class Y
    (fees paid directly from     Shares    Shares    Shares   Shares
 your investment)                -----     -----     -----     -----

Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of
 offering price)                  4.25%     None      None      None

Maximum Deferred Sales
 Charge (Load)[1]                 None[2]   5%        1%        None
        (as a percentage of
 lesser of amount
 invested or redemption
 value)

Annual Fund Operating
Expenses[3]                     Class A    Class B   Class C   Class Y
 (expenses that are              Shares    Shares    Shares    Shares
 deducted from Fund assets)      ------    ------    ------   ------
Management Fees                   0.53%     0.53%     0.53%      0.53%
Distribution and
 Service (12b-1) Fees            0.24%     1.00%     0.98%      None
Other Expenses                    0.19%     0.37%     0.37%      0.43%
Total Annual Fund
 Operating Expenses                0.96%     1.90%     1.88%      0.96%

[1]The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise expense ratios are based on other Fund-level expenses for the fiscal year ended September 30, 2000.
Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
 at end of period:       1 Year   3 Years  5 Years   10 Years
Class A Shares            $519      $718    $  933    $1,553
Class B Shares            $593      $897    $1,126    $1,975[1]
Class C Shares            $191      $591    $1,016    $2,201
Class Y Shares            $ 98      $306      $531    $1,178

If shares are not
redeemed at end
of period:                1 Year   3 Years  5 Years   10 Years
Class A Shares            $519      $718    $  933    $1,553
Class B Shares            $193      $597    $1,026    $1,975[1]
Class C Shares            $191      $591    $1,016    $2,201
Class Y Shares            $ 98      $306    $  531    $1,178

[1]Reflects annual operating expenses of Class A after conversion of Class
B shares into Class A shares 8 years after the month in which the shares were purchased.

An Overview of the Fund

Waddell & Reed Advisors Municipal Money Market Fund, Inc.

Goal

seeks to provide maximum current income that is consistent with stability of principal and exempt from federal income taxes.

Principal Strategies

Municipal Money Market Fund seeks to achieve its goal by investing in U.S.
dollar-denominated, short-term, high-quality tax-exempt securities. The
Fund will typically invest at least 80% of its total assets in municipal obligations. High quality indicates that the securities will be rated in one of the highest two short-term ratings as assigned by any NRSRO, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share.
The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days. Interest from the Fund's investments may be subject to the alternative minimum tax.

"Municipal obligations" mean securities the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds, IDBs and PABs finance privately operated facilities.

The Fund may invest significantly in IDBs and PABs in general, revenue bonds payable from similar projects and municipal bonds of issuers located in the same geographic area.

Principal Risks of Investing in the Fund

Because Municipal Money Market Fund owns different types of short-term, tax-exempt securities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

* the credit quality and other conditions of the issuers whose securities the Fund holds or of private companies involved in IDB-financed projects;

* failure of a security's interest to qualify as tax-exempt;

* adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

A significant portion of the Fund's municipal obligation interest may subject investors to the AMT; this would have the effect of reducing the
Fund's return to any such investor.

An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the
Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Municipal Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income, primarily exempt from federal income tax, and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Municipal Money Market Fund

The Fund has not been in operation for a full calendar year; therefore, no performance information is provided in this section.

Fees and Expenses

Municipal Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees                Class A  Class B   Class C
(fees paid directly from        Shares   Shares    Shares
 your investment)               ------   ------    ------

Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of
     offering price)            None      None       None

Maximum Deferred Sales
 Charge (Load)[1]               None       5%       1%
 (as a percentage of
 lesser of amount
 invested or redemption
 value)

Annual Fund Operating
Expenses[3]                       Class A   Class B   Class C
 (expenses that are               Shares    Shares    Shares
 deducted from Fund assets)       ------    ------    ------

Management Fees                    0.40%     0.40%     0.40%
Distribution and
 Service (12b-1) Fees              None      1.00%     1.00%
Other Expenses                     0.30%     0.42%     0.44%
Total Annual Fund
 Operating Expenses                0.70%     1.82%     1.84%

[1]The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver. The expense ratios for Other Expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:        1 Year   3 Years
Class A Shares            $ 72      $224
Class B Shares            $585      $873
Class C Shares            $187      $579

If shares are not
redeemed at end
of period:                1 Year   3 Years
Class A Shares            $ 72      $224
Class B Shares            $185      $573
Class C Shares            $187      $579

An Overview of the Fund

Waddell & Reed Advisors Cash Management, Inc.

Goal

(formerly United Cash Management, Inc.SM) seeks maximum current income consistent with stability of principal.

Principal Strategies

Cash Management seeks to achieve its goal by investing in U.S. dollar-
denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or
Prime-1 or Prime-2 by Moody's, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund

Because Cash Management owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline

* the credit quality and other conditions of the issuers whose securities the Fund holds

* adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the
Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

Performance

Cash Management

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The performance table shows average annual total returns for each class.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                    CHART OF YEAR-BY-YEAR RETURNS
                  as of December 31, each year (%)

    1990                    7.77%
    1991                    5.65%
    1992                    3.16%
    1993                    2.38%
    1994                    3.47%
    1995                    5.30%
    1996                    4.74%
    1997                    4.91%
    1998                    4.97%
    1999                    4.61%

    In the period shown in the chart, the highest quarterly return was
    1.93% (the second quarter of 1990) and the lowest quarterly return was
    0.54% (the first quarter of 1994). As of December 31, 1999, the 7-day yield was equal to 5.35%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

                       AVERAGE ANNUAL TOTAL RETURNS
                       as of December 31, 1999 (%)

                            1 Year    5 Years  10 Years  Life of Class[1]
Class A Shares of the Fund    4.61%     4.91%     4.69%
Class B Shares of the Fund                                   -3.79%
Class C Shares of the Fund                                    0.20%

[1]Since September 9, 1999 for Class B shares and September 9, 1999 for
Class C shares.

Fees and Expenses

Cash Management

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees            Class A  Class B   Class C
(fees paid directly from    Shares   Shares    Shares
 your investment)          ------   ------    ------

Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of
     offering price)        None      None      None

Maximum Deferred Sales
 Charge (Load)[1]           None       5%       1%
 (as a percentage of
 lesser of amount
 invested or redemption
 value)

Annual Fund Operating
Expenses[3]                     Class A   Class B  Class C
 (expenses that are             Shares    Shares    Shares
 deducted from Fund assets)      ------    ------    ------

Management Fees                   0.40%     0.40%     0.40%
Distribution and
 Service (12b-1) Fees             None      1.00%     0.96%
Other Expenses                    0.36%     0.24%     0.36%
Total Annual Fund
 Operating Expenses               0.76%     1.64%     1.72%

[1]The CDSC, which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[3]Other Expenses and Total Annual Operating Expenses have been restated to reflect the change in accounting services fees and shareholder servicing fees effective September 1, 2000; otherwise expense ratios are based on other Fund-level expenses for the fiscal period ended September 30, 2000.
Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:        1 Year   3 Years  5 Years   10 Years
Class A Shares            $ 78      $243      $422    $  942
Class B Shares            $567      $817      $992    $1,707[1]
Class C Shares            $175      $542      $933    $2,030

If shares are not
redeemed at end
of period:                1 Year   3 Years  5 Years   10 Years
Class A Shares            $ 78      $243      $422    $  942
Class B Shares            $167      $517      $892    $1,707[1]
Class C Shares            $175      $542      $933    $2,030

[1]Reflects annual operating expenses of Class A after conversion of Class
B shares into Class A shares 8 years after the month in which the shares were purchased.

The Investment Principles of the Funds

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Bond Fund

The goal of the Fund is a reasonable return with emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of high quality, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques (e.g., investing in put bonds) to manage the duration of its holdings. As a result, as interest rates rise, the duration, or price sensitivity to rising interest rates, of the Fund's holdings will typically decline. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. It may sell longer-term bonds and buy shorter-term bonds or money market instruments.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Global Bond Fund

The primary goal of the Global Bond Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with the primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of U.S. or foreign issuers. There is no guarantee that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, the Fund may also own, to a lesser extent, preferred stock, common stock and convertible securities.
The debt securities may be of any maturity but will primarily be of intermediate term (generally, maturity ranging between one and ten years)
and of investment grade. The Fund may, however, invest up to 35% of its total assets in debt securities, typically foreign issues, in the lower rating categories of the established rating organizations, or unrated securities determined by WRIMCO to be of comparable quality. Lower quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S.
The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the
U.S. Typically, the Fund invests no more than 10% of its assets in securities denominated in foreign currencies.

During normal market conditions, the Fund invests at least 65% of its total assets in debt securities. The Fund limits its acquisition of common stock so that no more than 20% of its total assets will consist of common stock, and no more than 10% of the Fund's total assets will consist of non-
dividend-paying common stock.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions,
WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

* shorten the average maturity of the Fund's debt holdings

* hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Government Securities Fund

The goal of the Fund is high current income consistent with safety of principal. The Fund seeks to achieve its goal by investing exclusively in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations, while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S.
Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the
Fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the
Fund may not achieve its investment objective.

Waddell & Reed Advisors High Income Fund

The primary goal of the Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with the primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, the Fund may also own, to a lesser degree, preferred stock, common stock and convertible securities.
In general, the high income that the Fund seeks is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BB or lower by S&P, or Ba or lower by
Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 80% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stock so that no more than 20% of the Fund's total assets will consist of common stock and no more than 10% of the Fund's total assets will consist of non-dividend-paying common stock.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund intends to invest in foreign securities to a limited extent.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions,
WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

* shorten the average maturity of the Fund's debt holdings

* hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes

* emphasize high-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Municipal Bond Fund

The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in a diversified portfolio of municipal bonds. There is no guarantee that the
Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes.
The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest more than 25% of its total assets in IDBs. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

* U.S. Government securities

* obligations of domestic banks and certain savings and loan associations

* commercial paper rated at least A by S&P or Moody's

* any of the foregoing obligations subject to repurchase agreements.

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

* shorten the average maturity of the Fund's portfolio

* hold taxable obligations, subject to the limitations stated above

* emphasize debt securities of a higher quality than those the Fund would ordinarily hold

* hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

Waddell & Reed Advisors Municipal High Income Fund

The goal of the Fund is to provide a high level of income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. There is no guarantee that the Fund will achieve its goal.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects or a special tax or other revenue sources.
IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund will:

* invest substantially in bonds with remaining maturities of 10 to 30 years

* invest at least 80% of its total assets in municipal bonds

* invest at least 75% of its total assets in medium and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through D by Moody's, or, if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest in higher-quality municipal bonds, and invest less than
75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in IDBs and PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in IDBs and PABs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

* U.S. Government securities

* obligations of domestic banks and certain savings and loan associations

* commercial paper rated at least A by S&P or Moody's

* any of the foregoing obligations subject to repurchase agreements.

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to derivative instruments.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the
Fund's income (and thus its dividends) being subject to Federal income tax.
By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Municipal Money Market Fund

The goal of the Fund is maximum current income consistent with stability of principal and exempt from federal income taxes. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality, short-
term tax-exempt securities in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act").
There is no guarantee that the Fund will achieve its goal.

The Fund typically invests at least 80% of its total assets in municipal obligations.

As used in this Prospectus, "municipal obligations" mean securities the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. The Fund may invest an unlimited amount of its assets in securities whose interest may be treated as a tax preference item for AMT purposes.

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal obligations are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest more than 25% of its total assets in IDBs;
however, the Fund may not invest more than 25% of its total assets in IDBs of similar type projects.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

The Fund may invest up to 20% of its total assets in taxable debt securities other than municipal obligations. These must be either:

* U.S. Government securities;

* obligations of domestic banks and certain savings and loan associations;

* commercial paper rated at least A or its equivalent by any NRSRO; and/or

* any of the foregoing obligations subject to repurchase agreements.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* the credit quality of the particular issuer/guarantor of the security or of the private company involved;

* the maturity of the security; and

* the relative value of the security.

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal obligations. During such periods, the Fund may invest up to all of its assets in short-term taxable obligations which would result in a higher proportion of the Fund's income (and thus its dividends) being subject to
Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

You will find more information in the Statement of Additional Information
("SAI") about the Fund's valuation procedures.

Waddell & Reed Advisors Cash Management

The goal of the Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

* U.S. government obligations (including obligations of U.S. government agencies and instrumentalities)

* bank obligations and instruments secured by bank obligations, such as letters of credit

* commercial paper

* corporate debt obligations, including variable amount master demand notes

* Canadian government obligations

* certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* the credit quality of the particular issuer or guarantor of the security

* the maturity of the security

* the relative value of the security.

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

You will find more information in the SAI about the Fund's valuation procedures.

All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Cash Management or Municipal Money market Fund) is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

Risk Considerations of Principal Strategies
and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk and prepayment risk.

* Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the
 Fund (other than Cash Management or Municipal Money Market Fund) will likely change as well.

* Financial risk is based on the financial situation of the issuer of the security. For debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

* Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as derivative instruments, involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.
The market prices of these securities may fluctuate more than higher-
quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

For IDBs and PABs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that Municipal Bond
Fund, Municipal High Income Fund or Municipal Money Market Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, each Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, Municipal High
Income Fund invests a significant portion of its assets in IDBs and PABs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk. You will find more information in the SAI about the types of projects in which that Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Your Account

Choosing a Share Class

Each Fund offers four classes of shares:  Class A, Class B, Class C and
Class Y (except Cash Management and Municipal Money Market Fund do not
offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

      General Comparison of Class A, Class B and Class C Shares

Class A      Class B       Class C

* Initial sales     * No initial sales   * No initial sales
 charge              charge               charge

* No deferred sales * Deferred sales     * A 1% deferred
 charge[1]           charge on shares     sales charge on
                     you sell within      shares you sell
                     six years after      within twelve
                     purchase             months after
                                          purchase

* Maximum           * Maximum            * Maximum
 distribution and    distribution and     distribution and
 service (12b-1)     service (12b-1)      service (12b-1)
 fees of 0.25%       fees of 1.00%        fees of 1.00%

* For an investment * Converts to Class  * Does not convert
 of $2 million or    A shares 8 years     to Class A
 more, only Class    after the month      shares, so annual
 A shares are        in which the         expenses do not
 available           shares were          decrease
                     purchased, thus
                     reducing future
                     annual expenses

                   * For an investment
                     of $300,000 or
                     more, your
                     financial advisor
                     typically will
                     recommend
                     purchase of Class
                     A shares due to a
                     reduced sales
                     charge and lower
                     annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

      General Comparison of Class A, Class B and Class C Shares
           Cash Management and Municipal Money Market Fund

Class A      Class B       Class C

* No initial sales  * No initial sales   * No initial sales
 charge              charge               charge
* Funds Plus        * Funds Plus         * Funds Plus
 Service optional    Service required     Service required
                     for direct           for direct
                     investment           investment

* No distribution   * Deferred sales     * A 1% deferred
 and service (12b-   charge on shares     sales charge on
 1) fees             you sell within      shares you sell
                     six years            within twelve
                                          months

* For an investment * Maximum            * Maximum
 of $2,000,000 or    distribution and     distribution and
 more only Class A   service (12b-1)      service (12b-1)
 shares are          fees of 1.00%        fees of 1.00%
 available
                   * Converts to Class  * Does not convert
                     A shares 8 years     to Class A
                     after the month      shares, so annual
                     in which the         expenses do not
                     shares were          decrease
                     purchased, thus
                     reducing future
                     annual expenses

Effective June 30, 2000, Cash Management Waddell & Reed Money Market C
shares were closed to all investments other than re-invested dividends.

Each Fund has adopted a Distribution and Service Plan ("Plan")
pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares other than Cash Management Class A and Municipal Money
Market Fund Class A. Under the Class A Plan, a Fund may pay Waddell & Reed,
Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc.
for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each
Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell
& Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate
Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them (other than Cash Management and Municipal Money Market Fund), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Bond Fund
Global Bond Fund
High Income Fund

                     Sales
           Sales     Charge       Reallowance
           Charge      as         to Dealers
             as     Approx.           as
          Percent   Percent        Percent
             of        of            of
Size of    Offering   Amount       Offering
Purchase    Price    Invested       Price
---------------- -------       --------
Under
 $100,000    5.75%     6.10%        5.00%

$100,000
 to less
 than
 $200,000     4.75      4.99        4.00

$200,000
 to less
 than
 $300,000     3.50      3.63        2.80

$300,000
 to less
 than
 $500,000     2.50      2.56        2.00

$500,000
 to less
 than
 $1,000,000   1.50      1.52        1.20

$1,000,000
 to less
 than
 $2,000,000   1.00      1.01        0.75

$2,000,000
 and over     0.00      0.00        0.50

Government Securities Fund
Municipal Bond Fund
Municipal High Income Fund

                      Sales
           Sales     Charge       Reallowance
           Charge      as         to Dealers
             as     Approx.           as
          Percent   Percent        Percent
             of        of            of
Size of    Offering   Amount       Offering
Purchase    Price    Invested       Price
    ---------------- -------       --------
Under
 $100,000  4.25%     4.44%        3.60%

$100,000
 to less
 than
 $300,000   3.25      3.36        2.75

$300,000
 to less
 than
 $500,000   2.50      2.56        2.00

$500,000
 to less
 than
 $1,000,000
            1.50      1.52        1.20

$1,000,000
 to less
 than
 $2,000,000
            1.00      1.01        0.75

$2,000,000
 and over  0.00[1]   0.00[1]      0.50

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase.
The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed, Inc. and its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers.
Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

* Combining additional purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds, Inc. except shares of Waddell & Reed Advisors Cash Management, Waddell & Reed
 Advisors Municipal Money Market Fund or Class A shares of W&R Funds,
 Inc. Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

* Grouping all purchases of Class A shares, except shares of Cash
 Management, Municipal Money Market Fund or W&R  Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and

* Grouping purchases by certain related persons.

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

* The Directors and officers of the Fund or of any affiliated entity of
 Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each

* Certain retirement plans and certain trusts for these persons

* A 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the
 Fund's records

* Until March 31, 2001, clients of Legend Equities Corporation ("Legend")
 if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors or W&R
 Funds, Inc. and the purchase is made within 60 days of such redemption

* Retirement plan accounts held in the Waddell & Reed Advisors Retirement
 Plan, offered and distributed by Nationwide Investment Services
 Corporation through Nationwide Trust Company, FSB retirement programs.

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's
Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the CDSC period. For
Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the
CDSC discussed below.

Contingent Deferred Sales    As % of Amount Subject to
Charge on Shares Sold within        Charge
Year

             1                               5.0%

             2                               4.0%

             3                               3.0%

             4                               3.0%

             5                               2.0%

             6                               1.0%

             7+                              0.0%

In the table, a "year" is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on January 14, 2001, then redeems all Class B shares on January 12, 2002, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. All Class B purchases made prior to July 1, 2000 will be automatically treated under the current method of calculating the CDSC. Any purchase made in 1999 will be deemed to have been made on December 1, 1998.
Any purchase made from January 1, 2000 to June 30, 2000 will be deemed to have been made on December 1, 1999.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of
Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

The Class B and Class C CDSC will not apply in the following circumstances:

* redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

* redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-
 exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

* redemptions of shares purchased by current or retired Directors of the
 Fund, and Directors of affiliated companies, current or retired officers of the Fund, officers and employees of WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc. or its affiliates, and by the members of immediate families of such persons.

* redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

* redemptions the proceeds of which are reinvested within 45 days in shares of the same class of the Fund as that redeemed.

* the exercise of certain exchange privileges.

* redemptions effected pursuant to each Fund's right (other than High
 Income Fund) to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500, or $250 for Cash Management and
 Municipal Money Market Fund.

* redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

* participants of employee benefit plans established under section 403(b)
 or section 457, or qualified under section 401 of the Code, including
 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

* banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

* government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

* certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement Plans
To shelter your retirement savings from income taxes

Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

* Individual Retirement Accounts (IRAs) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000
 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

* IRA Rollovers retain special tax advantages for certain
 distributions from employer-sponsored retirement plans.

* Roth IRAs allow certain individuals to make nondeductible
 contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.
 Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

* Education IRAs are established for the benefit of a minor, with nondeductible contributions up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

* Simplified Employee Pension Plans (SEP-IRAs) provide
 business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.

* Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
 established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

* Keogh Plans allow self-employed individuals to make tax-
 deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

* Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees'
 wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

* 403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

* 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.
-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of
Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell &
Reed financial advisor for the form.

-------------------------------------------------

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed, Inc.
and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to
Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                          Waddell & Reed, Inc.
                             P. O. Box 29217
                         Shawnee Mission, Kansas
                               66201-9217

To purchase Class Y shares(and Class A shares of Cash Management and Class
A shares of Municipal Money Market Fund) by wire, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to
913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA
Number 101000695, for the account of Waddell & Reed Number 9800007978,
Special Account for Exclusive Benefit of Customers FBO Customer Name and
Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a Fund share is its offering price, which is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

* The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

* Bonds are generally valued according to prices quoted by an independent pricing service.

* Short-term debt securities are valued at amortized cost, which approximates market value.

* Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Fund's Board of
 Directors.

Each Fund is open for business each day the New York Stock Exchange
(the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

Some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the
NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

* All of your purchases must be made in U.S. dollars.

* If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors
 Funds and/or W&R Funds, Inc., the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

* The Funds do not issue certificates representing Class B, Class C or
 Class Y shares. Cash Management and Municipal Money Market Fund do not
 normally issue certificates representing any class of shares.

* If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a
 Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to  backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account      $500 (per Fund)

For certain exchanges      $100 (per Fund)

For certain retirement accounts and accounts opened with Automatic Investment
Service                    $50 (per Fund)

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates   $25
(per Fund)

To Add to an Account        Any amount

For certain exchanges      $100 (per Fund)

For Automatic Investment Service   $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority or for a corporation  $10 million

             (within
             first
             twelve
             months)

For other investors      Any amount

To Add to an Account        Any amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed,
Inc. Mail the check to Waddell & Reed, Inc., along with:

* the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

* a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account (or your Class A Cash Management or Class
A Municipal Money Market Fund account) by wire:  Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of
Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of
Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

To sell shares by written request:  Complete an Account
Service Request form, available from your financial advisor, or write a letter of instruction with:

* the name on the account registration;

* the Fund's name;

* the Fund account number;

* the dollar amount or number, and the class, of shares to be redeemed;
 and

* any other applicable requirements listed in the table below.

Deliver the form or your letter to your financial advisor, or mail it to:

                     Waddell & Reed Services Company
                             P. O. Box 29217
                         Shawnee Mission, Kansas
                               66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares, Class A shares of Cash Management or Class A shares of Municipal Money Market Fund by telephone or fax:  If you have elected this method in your application or by subsequent authorization, call 888 WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

To sell Class A shares of Cash Management, Government Securities or
Municipal Money Market Fund by check:  If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services
Company at the address listed above. Note the following:

* If more than one person owns the shares, each owner must sign the written request.

* If you hold a certificate, it must be properly endorsed and sent to the
 Fund.

* If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

* Redemptions may be suspended or payment dates postponed on days when the
 NYSE is closed (other than weekends or holidays), when trading on the
 NYSE is restricted or as permitted by the Securities and Exchange
 Commission.

* Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the
 Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

* If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order.
 Your order will receive the NAV of the applicable Class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

  Account      Special Requirements

   Type

Individual or    The written instructions must
Joint Tenant     be signed by all persons
                required to sign for
                transactions, exactly as their
                names appear on the account.

Sole             The written instructions must
Proprietorship   be signed by the individual
                owner of the business.

UGMA, UTMA       The custodian must sign the
                written instructions
                indicating capacity as
                custodian.

Retirement       The written instructions must
Account          be signed by a properly
                authorized person.

Trust            The trustee must sign the
                written instructions
                indicating capacity as
                trustee. If the trustee's name
                is not in the account
                registration, provide a
                currently certified copy of
                the trust document.

Business or      At least one person authorized
Organization     by corporate resolution to act
                on the account must sign the
                written instructions.

Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                order to act in the particular
                fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

* a redemption request made by a corporation, partnership or fiduciary

* a redemption request made by someone other than the owner of record

* the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares (other than High Income Fund) in your account if their aggregate NAV is less than $500, or $250 for Cash Management and Municipal Money Market
Fund. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500, or $250 for Cash Management and Municipal Money Market
Fund. Cash Management and Municipal Money Market Fund may charge a fee of
$1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.

You may reinvest, without charge, all or part of the amount of Class
A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 45 days after the date of your redemption. You may do this only once with
Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class
A, Class B or Class C shares of the Fund within 45 days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.

Payments of principal and interest on loans made pursuant to a 401(a)
qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Waddell
& Reed Advisors Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each
Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions.
Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client
Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

* Obtain information about your accounts

* Obtain price information about other funds in the Waddell & Reed
 Advisors Funds and W&R Funds, Inc.

* Obtain a Fund's prospectus

* Request duplicate statements.

Reports

Statements and reports sent to you include the following:

* confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

* year-to-date statements (quarterly)

* annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client
Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds, Inc. without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and
Class C shares or Class A shares to which the CDSC would otherwise apply, the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors
Funds may buy Class A shares of Waddell & Reed Advisors Cash Management or
Waddell & Reed Advisors Municipal Money Market Fund.

You may exchange any Class A shares of the Government Securities, Municipal
Bond and Municipal High Income Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other fund in the
Waddell & Reed Advisors Funds. You may exchange any Class A shares of the
Government Securities, Municipal Bond and Municipal High Income Funds that you have held for less than six months only for Class A shares of
Government Securities, Municipal Bond, Municipal High Income, Cash
Management and Municipal Money Market Fund.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment
Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

       Minimum Amount      Minimum Frequency
       $25 (per Fund)             Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management or Waddell &
Reed Advisors Municipal Money Market Fund to a Fund whether in the same or a different account in the same class

       Minimum Amount      Minimum Frequency
       $100  (per Fund)           Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:
Bond Fund, High Income Fund and Municipal Bond Fund, monthly; Cash
Management, Government Securities Fund, Municipal High Income Fund,
Municipal Money Market Fund and Global Bond Fund, daily and paid monthly.
Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and
Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions)
usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:

1.   Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.   Cash Option. You will be sent a check for your dividends,
  capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Distributions by Municipal Bond Fund,
Municipal High Income Fund or Municipal Money Market Fund that are designated by it as exempt interest dividends generally may be excluded by you from your gross income for Federal income tax purposes. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a
Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional
Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal
AMT.

Exempt-interest dividends paid by the Municipal Bond Fund, Municipal High
Income Fund and Municipal Money Market Fund may be subject to state and local income tax. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Municipal Bond and Municipal High Income Funds anticipate that the AMT portion of each Fund will not be more than 40% of the dividends it will pay to its shareholders. The Funds will provide you with information concerning the amount of distributions that must be treated as a tax preference item after the end of each calendar year.

Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Funds. Shareholders in Municipal Bond
Fund, Municipal High Income Fund and Municipal Money Market Fund are
notified that entities or other persons who are "substantial users" (or persons  related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of these Funds because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term
"substantial user" is defined generally to include a "non-exempt person"
who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Withholding. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of Fund shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, that interest will be received by you as a dividend that is tax-
exempt rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in the Waddell &
Reed Advisors Funds or W&R Funds, Inc. generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's
Class A shares through a redemption or exchange within 90 days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds without paying a sales charge due to the 45 day reinvestment privilege or exchange privilege. See "Your Account."  In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

For Municipal Bond Fund, Municipal High Income Fund and Municipal Money
Market Fund, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of the portfolios would be affected. In that event, the Funds may decide to reevaluate their investment goal and policies.

State and local income taxes. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Funds

Portfolio Management

Each Fund is managed by WRIMCO, subject to the authority of each Fund's
Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and W&R Target Funds,
Inc. since the inception of each company. WRIMCO is located at 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

James C. Cusser is primarily responsible for the management of the Bond
Fund and the Government Securities Fund. Mr. Cusser has held his Fund responsibilities since September 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Senior Vice President of WRIMCO, Vice
President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Funds and other investment companies managed by
WRIMCO and has been an employee of WRIMCO since August 1992.

Daniel J. Vrabac is primarily responsible for the management of the Global
Bond Fund. Mr. Vrabac has held his Fund responsibilities since September
2000. He is Senior Vice President of WRIMCO, Vice President of the Fund and
Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac is also Head of Fixed Income for WRIMCO.
From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a
portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Vrabac has served as a portfolio manager with, and has been an employee of, WRIMCO since May 1994.

Louise D. Rieke is primarily responsible for the management of the High
Income Fund. Ms. Rieke has held her Fund responsibilities since January
1990. She is Senior Vice President of WRIMCO, Vice President of the Fund
and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice
President of, and a portfolio manager for, Waddell & Reed Asset Management
Company. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971.

Bryan J. Bailey is primarily responsible for the management of the
Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since
June 2000. He is Vice President of WRIMCO and Vice President of the Fund.
Mr. Bailey had served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of
WRIMCO since July 1993.

Mark Otterstrom is primarily responsible for the management of the
Municipal High Income Fund. Mr. Otterstrom has held his Fund responsibilities since June 2000. He is Vice President of WRIMCO and Vice
President of the Fund. Mr. Otterstrom has served as the Assistant Portfolio
Manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of such since May 1987.

Mira Stevovich is primarily responsible for the management of Cash
Management and the Municipal Money Market Fund. Ms. Stevovich has held her
Fund responsibilities for Cash Management since May 1998 and for Municipal
Money Market Fund since its inception. She is Vice President of WRIMCO,
Vice President and Assistant Treasurer of the Funds and Vice President and
Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio
Manager for investment companies managed by WRIMCO and its predecessors since January 1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

* for Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over
 $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 2000 were 0.53%

* for Global Bond Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over
 $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 2000 were 0.63%

* for Government Securities Fund, 0.50% of net assets up to $500 million,
 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the
 Fund's net assets for the fiscal year ended September 30, 2000 were
 0.50%

* for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over
 $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 2000 were 0.62%

* for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50%
 of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the
 Fund's net assets for the fiscal year ended September 30, 2000 were
 0.52%

* for Municipal High Income Fund, 0.525% of net assets up to $500 million,
 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the
 Fund's net assets for the fiscal year ended September 30, 2000 were
 0.53%

* for Municipal Money Market Fund at the annual rate of 0.40% of net assets

* for Cash Management Fund at the annual rate of 0.40% of net assets.
 Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 2000 were 0.40%.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

Financial Highlights

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y, as applicable,  shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

Bond Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended September 30, 2000, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                        For the     For the fiscal year
                      fiscal period  ended December 31,
                        ended -----------------------------
                       9/30/00    1999  1998  1997  1996  1995
                       -----      ----  ----  ----  ----  ----
Class A Per-Share Data
Net asset value,
 beginning of
 period ........        $5.97     $6.39 $6.32 $6.14 $6.34 $5.62
                        -----     ----- ----- ----- ----- -----
Income from investment operations:
 Net investment
    income......         0.27      0.35  0.38  0.39  0.39  0.40
 Net realized and
    unrealized gain
    (loss) on
    investments.         0.04     (0.42) 0.07  0.19 (0.20) 0.72
                        -----     ----- ----- ----- ----- -----
Total from investment
 operations ....         0.31     (0.07) 0.45  0.58  0.19  1.12
                        -----     ------ ----- ----- ----- ----
Less distributions
 from net investment
 income ........        (0.27)    (0.35) (0.38)(0.40)(0.39)(0.40)
                        -----     ------ ----- ----- ----- -----
Net asset value,
 end of period .        $6.01     $5.97 $6.39 $6.32 $6.14 $6.34
                        =====     ===== ===== ===== ===== =====
Class A Ratios/Supplemental Data
Total return[2]..        5.24%    -1.08% 7.27% 9.77% 3.20% 20.50%
Net assets, end of
 period (in
 millions) .....        $493      $501  $551  $524  $519  $563
Ratio of expenses to
 average net assets     1.02%[3]  0.95% 0.84%  0.77%  0.77%  0.74%
Ratio of net investment
 income to average
 net assets ....        6.00%[3]  5.72% 5.88%  6.34%  6.34%  6.54%
Portfolio turnover
 rate ..........        23.21%  34.12% 33.87% 35.08% 55.74% 66.38%

[1]Total return calculated without taking into account the sales load deducted on an initial purchase.
[2]Annualized.

Bond Fund

For a Class B share outstanding throughout each period:

                                          For the
                                           period
                           For the           from
                         fiscal period   9/9/99[1]
                             ended             to
                           9/30/00       12/31/99
                          --------        -------
Class B Per-Share Data
Net asset value,
beginning of period         $5.97          $6.05
                            -----          -----
Income from investment
operations:
Net investment income        0.23           0.10
Net realized and
  unrealized gain (loss)
  on investments...          0.04          (0.08)
                            -----          -----
Total from investment
operations ........          0.27           0.02
                            -----          -----
Less distributions from
net investment income        0.23          (0.10)
                            -----          -----
Net asset value,
end of period .....          $6.01          $5.97
                            =====          =====
Class B Ratios/Supplemental Data
Total return........         4.56%          0.30%
Net assets, end of
period (in
millions) .........           $7               $2
Ratio of expenses to
average net assets           1.90%[2]       1.91%[2]
Ratio of net investment
income to average
net assets ........          5.12%[2]       4.93%[2]
Portfolio turnover
rate ..............         23.21%         34.12%[2]

[1]Commencement of operations.
[2]Annualized.

Bond Fund

For a Class C share outstanding throughout each period:

                                          For the
                                           period
                           For the           from
                         fiscal period   9/9/99[1]
                             ended             to
                           9/30/00       12/31/99
                           -------       --------
Class C Per-Share Data
Net asset value,
beginning of period         $5.96          $6.05
                            -----          -----
Income from investment
operations:
Net investment income        0.22           0.10
Net realized and
  unrealized gain (loss)
  on investments...          0.05          (0.09)
                            -----          -----
Total from investment
operations ........          0.27           0.01
                            -----          -----
Less distributions from
net investment income       (0.22)         (0.10)
                            -----          -----
Net asset value,
end of period .....         $6.01          $5.96
                            =====          =====
Class C Ratios/Supplemental Data
Total return........         4.64%          0.13%
Net assets, end of
period (in
thousands) ........         $1,382           $289
Ratio of expenses to
average net assets           1.95%[2]       1.98%[2]
Ratio of net investment
income to average
net assets ........          5.07%[2]       4.87%[2]
Portfolio turnover
rate ..............          23.21%         34.12%[2]

[1]Commencement of operations.
[2]Annualized.

Bond Fund

For a Class Y share outstanding throughout each period:

                  For the         For the fiscal year         For the
                  fiscal period         ended December 31,     period from
                      ended  --------------------------------6/19/95[1] to
                      9/30/00   1999   1998    1997   1996     12/31/95
                      -------  -----  -----   -----   ----      -------
Class Y Per-Share Data
Net asset value,
beginning of period    $5.97  $6.39   $6.32  $6.14   $6.34     $6.11
                        -----   -----  -----   -----  -----   -----
Income from investment
operations:
Net investment income   0.28   0.40    0.39   0.42    0.40     0.21
Net realized and
  unrealized gain (loss)
  on investments...     0.04   (0.45)  0.07    0.17  (0.20)    0.22
                        -----   -----  -----   -----  -----   -----
Total from investment
operations ........     0.32   (0.05)  0.46    0.59   0.20     0.43
                       -----   -----  -----   -----  -----    -----
Less distributions from
net investment income  (0.28) (0.37)  (0.39) (0.41)  (0.40)   (0.20)
                       -----   -----  -----   -----  -----    -----
Net asset value,
end of period .....    $6.01   $5.97  $6.39   $6.32  $6.14   $6.34
                       =====   =====  =====   =====  =====   =====
Class Y Ratios/Supplemental Data
Total return........   5.47%  -0.81%  7.54%   9.91%  3.35%   7.20%
Net assets, end of
period (in
millions) .........     $3      $2     $6      $5    $12      $3
Ratio of expenses to
average net assets     0.72%[2]0.69%  0.61%   0.64%  0.62%   0.63%[2]
Ratio of net investment
income to average
net assets ........    6.30%[2]6.00%  6.10%   6.48%  6.52%   6.41%[2]
Portfolio turnover
rate ..............   23.21%  34.12% 33.87%  35.08% 55.74%  66.38%[2]

1]Commencement of operations.
2]Annualized.

Global Bond Fund (formerly, High Income Fund II)

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2000, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                         For the fiscal year ended September 30,
                    ---------------------------------------------------
                             2000    1999   1998    1997   1996
                            ------  ------ ------  ------ ------
Class A Per-Share Data
Net asset value,
beginning of
period ............         $3.88   $4.12  $4.42   $4.14  $4.03
                            -----   -----  -----   -----  -----
Income from investment
operations:
Net investment
  income...........          0.33    0.35   0.37    0.36   0.35
Net realized and
  unrealized gain
  (loss) on
  investments......         (0.32)  (0.24) (0.30)   0.28   0.11
                            -----   -----  -----   -----  -----
Total from investment
operations ........          0.01    0.11   0.07    0.64   0.46
                             -----   -----  -----   -----  -----
Less dividends declared
from net investment
income ............         (0.33)  (0.35) (0.37)  (0.36) (0.35)
                            -----   -----  -----   -----  -----
Net asset value,
end of period .....         $3.56   $3.88  $4.12   $4.42  $4.14
                             =====   =====  =====   =====  =====
Class A Ratios/Supplemental Data
Total return[2].            0.21%   2.66%  1.22%  16.20% 11.90%
Net assets, end of
period (in
millions) .........          $297    $371   $416    $407   $368
Ratio of expenses to
average net assets           1.16%   1.06%  0.96%   0.93%  0.95%
Ratio of net investment
income to average
net assets ........          8.79%   8.60%  8.26%   8.54%  8.60%
Portfolio turnover
rate ..............         53.79%  46.17% 58.85%  64.38% 55.64%

1]On January 12, 1996, Fund shares outstanding were designated Class A shares. Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.
2]Total return calculated without taking into account the sales load deducted on an initial purchase.

Global Bond Fund (formerly, High Income Fund II)

For a Class B share outstanding throughout the period[1]:

                                                            For the
                                                           Period from
                                                         10/6/99 [2]  to
                                                            9/30/00
                                                             ---------
Class B Per-Share Data
 Net asset value,
beginning of
period                                                          $3.88
                                                                -----
Income from investment
operations:
Net investment
  income                                                         0.29
Net realized and
  unrealized loss
  on investments                                                (0.32)
                                                                -----
Total from investment
operations                                                      (0.03)
                                                                -----
Less dividends declared
from net investment
income                                                          (0.29)
                                                                -----
Net asset value,
end of period                                                   $3.56
                                                                =====
Class B Ratios/Supplemental Data
Total return                                                     -0.87%
Net assets, end of
period (in
millions)                                                       $2
Ratio of expenses to
average net assets                                              2.06%[3]
Ratio of net investment
income to average
net assets                                                      7.87%[3]
Portfolio turnover
rate                                                            53.79%[4]

1]Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.
2]Commencement of operations.
3]Annualized.
4]For the fiscal year ended September 30, 2000.

Global Bond Fund (formerly, High Income Fund II)

For a Class C share outstanding throughout the period[1]:

                                                               For the
                                                             Period from
                                                            10/6/99[2] to
                                                               9/30/00
                                                             ---------
Class C Per-Share Data
Net asset value,
beginning of
period                                                          $3.88
                                                                -----
Income from investment
operations:
Net investment
  income                                                        0.29
Net realized and
  unrealized loss
  on investments                                                (0.32)
                                                                -----
Total from investment
operations                                                      (0.03)
                                                                -----
Less dividends declared
from net investment
income                                                          (0.29)
                                                                -----
Net asset value,
end of period                                                   $3.56
                                                                =====
Class C Ratios/Supplemental Data
Total return                                                 -0.95%
Net assets, end of
period (in
thousands)                                                      $242
Ratio of expenses to
average net assets                                              2.14%[3]
Ratio of net investment
income to average
net assets                                                      7.78%[3]
Portfolio turnover
rate                                                            53.79%[4]

1]Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.
[2]Commencement of operations.
[3]Annualized.
[4]For the fiscal year ended September 30, 2000.

Global Bond Fund (formerly, High Income Fund II)

For a Class Y share outstanding throughout each period[1]:

                                                              For the
                               For the fiscal year             period
                                ended September 30,          from 2/27/96[2]
                      -----------------------------------------       to
                              2000    1999   1998    1997        9/30/96
                            -------  ------ ------  ------       --------
Class Y Per-Share Data
Net asset value,
beginning of period          $3.88  $4.12   $4.42  $4.14        $4.15
                             -----   -----  -----   -----        -----
Income from investment
operations:
Net investment
  income...........           0.34    0.36   0.37    0.37        0.21
Net realized and
  unrealized gain (loss)
  on investments...          (0.32)  (0.24) (0.30)   0.28       (0.01)
                              -----   -----  -----   -----       -----
Total from investment
operations ........            0.02    0.12   0.07    0.65       0.20
                              -----   -----  -----   -----       -----
Less dividends declared
from net investment
income ............           (0.34)  (0.36) (0.37)  (0.37)     (0.21)
                              -----   -----  -----   -----       -----
Net asset value,
end of period .....           $3.56   $3.88  $4.12   $4.42      $4.14
                              =====   =====  =====   =====       =====
Class Y Ratios/Supplemental Data
Total return....               0.53%   2.95%  1.38%  16.38%      5.00%
Net assets, end of
period (in
millions) .........              $3      $3     $2      $2        $2
Ratio of expenses
to average net
assets ............            0.84%   0.77%  0.79%   0.77%     0.77%[3]
Ratio of net
investment income
to average net
assets ............            9.12%   8.89%  8.43%   8.69%     8.83%[3]
Portfolio
turnover rate .....           53.79%  46.17% 58.85%  64.38%    55.64%[3]

1]Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.
2]Commencement of operations.
3]Annualized.

Government Securities Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended September 30, 2000, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                              For the      For the fiscal year
                          fiscal period          ended March 31,
                              ended      --------------------------
                             9/30/00 2000    1999   1998   1997   1996
                             -----   -----   ----   ----   ----   ----
Class A Per-Share Data
Net asset value,
 beginning of period         $5.22  $5.43  $5.46  $5.19  $5.32  $5.13
                             -----  ------  -----  -----  -----  ----
Income from investment
 operations:
 Net investment income        0.15   0.31   0.32   0.33   0.33   0.34
 Net realized and unrealized
    gain (loss) on
    investments.              0.05  (0.21) (0.03)  0.27  (0.13)  0.19
                              -----  -----  -----  -----  -----  -----
Total from investment
 operations ....              0.20   0.10   0.29   0.60   0.20   0.53
                             -----  ------  -----  ----   ----   ----
Less dividends declared from
 net investment income       (0.15) (0.31) (0.32) (0.33)  (0.33) (0.34)
                              -----  -----  -----  -----  -----  -----
Net asset value,
 end of period .              $5.27  $5.22  $5.43  $5.46  $5.19  $5.32
                              =====  =====  =====  =====  ====  =====
Class A Ratios/Supplemental Data
Total return[2]..             3.97%  1.82%  5.44%  11.84%  3.75% 10.48%
Net assets, end
 of period (in
 millions) .....              $114   $117   $134   $131   $129   $146
Ratio of expenses to
 average net assets           1.12[3]% 1.12% 0.96% 0.89%  0.91%  0.83%
Ratio of net investment
 income to average
 net assets ....             5.85%[3]  5.77% 5.82% 6.14%  6.17%  6.34%
Portfolio turnover
 rate ..........             15.79% 26.78%  37.06% 35.18% 34.18% 63.05%

[1]On July 31, 1995, Fund shares outstanding were designated Class A shares.
[2]Total return calculated without taking into account the sales load deducted on an initial purchase.
[3]Annualized.

Government Securities Fund

For a Class B share outstanding throughout the period:

                                          For the
                           For the         period
                            fiscal           from
                            period       10/4/99[1]
                             ended             to
                           9/30/00        3/31/00
                          --------         -------
Class B Per-Share Data
Net asset value,
beginning of period         $5.22          $5.25
                            -----          -----
Income from investment
operations:
Net investment
  income...........          0.13           0.13
Net realized and
  unrealized gain (loss)
  on investments...          0.05          (0.03)
                            -----          -----
Total from investment
operations ........          0.18           0.10
                            -----          -----
Less dividends declared
from net investment
income ............         (0.13)         (0.13)
                            -----          -----
Net asset value,
end of period .....         $5.27          $5.22
                            =====          =====
Class B Ratios/Supplemental Data
Total return....         3.56%          1.88%
Net assets, end of
period (in millions)          $2             $1
Ratio of expenses
to average
net assets ........         1.92%[2]       1.85%[2]
Ratio of net investment
income to average
net assets ........         5.04%[2]       5.19%[2]
Portfolio turnover
rate ..............         15.79%         26.78%[2]

[1]Commencement of operations.
[2]Annualized.

Government Securities Fund

For a Class C share outstanding throughout the period:

                                           For the
                           For the         period
                            fiscal           from
                            period       10/8/99[1]
                             ended             to
                           9/30/00        3/31/00
                      --------       --------
Class C Per-Share Data
Net asset value,
beginning of period         $5.22          $5.23
                            -----          -----
Income from investment
operations:
Net investment
  income...........           0.13           0.12
Net realized and
  unrealized gain (loss)
  on investments...           0.05          (0.01)
                            -----          -----
Total from investment
operations ........           0.18           0.11
                            -----          -----
Less dividends declared
from net investment
income ............          (0.13)         (0.12)
                            -----          -----
Net asset value,
end of period .....          $5.27          $5.22
                            =====          =====
Class C Ratios/Supplemental Data
Total return....              3.48%          2.08%
Net assets, end of
period (in thousands)         $714           $269
Ratio of expenses
to average net
assets ............           2.06%[2]       2.07%[2]
Ratio of net investment
income to average
net assets ........           4.90%[2]       4.98%[2]
Portfolio turnover
rate ..............          15.79%         26.78%[2]

[1]Commencement of operations.
[2]Annualized.

Government Securities Fund

For a Class Y share outstanding throughout each period:

                                                            For the
                                                             period
                      For the     For the fiscal year          from
                fiscal period        ended March 31,     9/27/95[1]
                        ended --------------------------         to
                      9/30/00    2000   1999   1998   1997    3/31/96
                   --------    ----  ----   ----   ----    --------
Class Y Per-Share Data
Net asset value,
beginning of period     $5.22   $5.43   $5.46   $5.19   $5.32  $5.33
                        -----   -----  -----     -----   ----- -----
Income from investment
operations:
Net investment
  income...........     0.16     0.33   0.33   0.34   0.34      0.17
Net realized and
  unrealized gain
  (loss) on
  investments......     0.05   (0.21)  (0.03)  0.27  (0.13)    (0.01)
                       -----   -----     -----  ----- -----     -----
Total from investment
operations ........     0.21    0.12    0.30   0.61   0.21      0.16
                      - ----   -----   -----  -----  -----      -----
Less dividends declared
from net investment
income ............    (0.16)  (0.33)  (0.33) (0.34) (0.34)    (0.17)
                       -----    -----    ----- -----  -----      -----
Net asset value,
end of period .....    $5.27   $5.22   $5.43  $5.46 $5.19       $5.32
                      =====    =====   =====  ===== =====       =====
Class Y Ratios/Supplemental Data
Total return........   4.16%   2.20%   5.71%  12.02% 3.99%      3.04%
Net assets, end of
period (in
millions) .........      $3     $2       $2    $2     $1          $1
Ratio of expenses
to average net
assets ............ 0.77%[2]   0.75%   0.68%  0.66%  0.67%     0.60%[2]
Ratio of net
investment income
to average net
assets ............ 6.20%[2]   6.15%  6.10%    6.37%  6.41%     6.40%[2]
Portfolio
turnover rate .....  15.79%   26.78%  37.06%  35.18% 34.18%    63.05%[2]

[1]Commencement of operations.
[2]Annualized.

High Income Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended September 30, 2000, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                                For the    For the fiscal year
                             fiscal period     ended March 31,
                                ended ----------------------------
                                9/30/00     2000  1999  1998  1997  1996
                                 -----      ----  ----  ----  ----  ----
Class A Per-Share Data
Net asset value,
 beginning of period             $8.54     $9.39 $10.04 $9.25 $9.09 $8.70
                                 -----     ------------------------------
Income from investment
 operations:
 Net investment income            0.37      0.78  0.81  0.82  0.80  0.79
 Net realized and
    unrealized gain (loss)
    on investments              (0.44)     (0.84) (0.66) 0.79 0.16 0.40
                                -----      ------------------------------
    Total from investment
      operations                (0.07)     (0.06)  0.15  1.61 0.96 1.19
                                 -----     ------------------------------
Less dividends
 from net
 investment income              (0.37)     (0.79)(0.80)(0.82)(0.80)(0.80)
                                 -----     ------------------------------
Net asset value,
 end of period .                 $8.10     $8.54 $9.39 $10.04 $9.25 $9.09
                                 =====     ==============================
Class A Ratios/Supplemental Data
Total return[2]             -0.81%   -0.65% 1.70% 18.03% 10.94% 14.16%
Net assets, end of period
 (in millions) .                 $750      $826  $1,009  $1,102  $983 $972
Ratio of expenses to average
 net assets ....               1.06%[3]   1.04%  0.94%  0.84% 0.89%  0.85%
Ratio of net investment income
 to average net assets         8.94%[3]   8.65%  8.44%  8.38%  8.68%  8.74%
Portfolio turnover rate         24.20%   41.55% 53.19%  63.40% 53.17% 41.67%

[1]On July 31, 1995, Fund shares outstanding were designated Class A shares.
[2]Total return calculated without taking into account the sales load deducted on an initial purchase.
[3]Annualized.

High Income Fund

For a Class B share outstanding throughout each period:

                                           For the
                           For the         period
                            fiscal           from
                            period       10/4/99[1]
                             ended             to
                           9/30/00        3/31/00
                           --------        -------
Class B Per-Share Data
Net asset value,
beginning of period         $8.54          $8.84
                            -----          -----
Income from investment
operations:
Net investment income        0.33           0.36
Net realized and
  unrealized loss
  on investments...         (0.44)         (0.30)
                            -----          -----
Total from investment
operations ........         (0.11)          0.06
                            -----          -----
Less dividends from
net investment
income ............         (0.33)         (0.36)
                            -----          -----
Net asset value,
end of period .....         $8.10          $8.54
                            =====          =====
Class B Ratios/Supplemental Data
Total return....            -1.28%          0.61%
Net assets, end of
period (in
millions) .........            $5             $3
Ratio of expenses to
average net assets          1.99%[2]      1.96%[2]
Ratio of net investment
income to average
net assets ........         8.02%[2]      7.79%[2]
Portfolio turnover
rate ..............         24.20%       41.55%[2]

[1]Commencement of operations.
[2]Annualized.

High Income Fund

For a Class C share outstanding throughout each period:

                                          For the
                           For the         period
                            fiscal           from
                            period       10/4/99[1]
                             ended             to
                           9/30/00        3/31/00
                          --------        -------
Class C Per-Share Data
Net asset value,
beginning of period         $8.54          $8.84
                            -----          -----
Income from investment
operations:
Net investment income        0.33           0.36
Net realized and
  unrealized loss
  on investments...         (0.43)         (0.30)
                            -----          -----
Total from investment
operations ........         (0.10)          0.06
                            -----          -----
Less dividends from
net investment
income ............         (0.33)         (0.36)
                            -----          -----
Net asset value,
end of period .....         $8.11          $8.54
                            =====          =====
Class C Ratios/Supplemental Data
Total return....          -1.28%          0.65%
Net assets, end of
period (in thousands)        $856           $404
Ratio of expenses to
average net assets           2.07%[2]       1.91%[2]
Ratio of net investment
income to average
net assets ........          7.94%[2]      7.88%[2]
Portfolio turnover
rate ..............          24.20%         41.55%[2]

[1]Commencement of operations.
[2]Annualized.

High Income Fund

For a Class Y share outstanding throughout each period:

                                                             For the
                    For the             For the fiscal            period
                 fiscal period        year ended March 31,    from 1/4/96[1]
                      ended          -----------------------         to
                      9/30/00    2000   1999    1998   1997       3/31/96
                   -------   ------ ------  ------  -----      --------
Class Y Per-Share Data
Net asset value,
beginning of period   $8.54  $9.39  $10.04  $9.25   $9.10         $9.19
                      -----  ------ ------   -----  -----         -----
Income from investment
operations:
Net investment
  income...........   0.39    0.81   0.83    0.82   0.81          0.20
Net realized and
  unrealized gain (loss)
  on investments...  (0.44)  (0.84) (0.66)   0.79   0.15          (0.10)
                      ------  ------ ------   -----  -----        -----
Total from investment
operations ........  (0.05)  (0.03)  0.17    1.61   0.96          0.10
                      ------  ------ ------   -----  -----        -----
Less dividends
from net
investment income .  (0.39)  (0.82) (0.82)  (0.82) (0.81)         (0.19)
                      ------  ------ ------   -----  -----        -----
Net asset value,
end of period .....  $8.10   $8.54  $9.39  $10.04  $9.25          $9.10
                      ======  ====== ======   =====  =====        =====
Class Y Ratios/Supplemental Data
Total return....     -0.69%  -0.39%  1.90%  18.13% 11.07%          1.00%
Net assets, end of
period (in
millions) .........     $2      $2     $2      $3     $3          $2
Ratio of expenses
to average net
assets ............   0.80%[2]0.79%  0.74%   0.77%  0.77%         0.80%[2]
Ratio of net
investment income
to average net
assets ............   9.21%[2]8.91%  8.62%   8.46%  8.78%         8.55%[2]

Portfolio
turnover rate .....  24.20%  41.55% 53.19%  63.40% 53.17%         41.67%[2]

[1]Commencement of operations.
[2]Annualized.

Municipal Bond Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2000, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                               For the fiscal year ended September 30,
                           --------------------------------------------------
                                 2000   1999    1998   1997    1996
                                 ------ ------  ------ ------  ------
Class A Per-Share Data
Net asset value,
beginning of period              $6.90   $7.63  $7.47   $7.32  $7.25
                                 -----  -----   -----  -----   -----
Income from investment
operations:
Net investment
  income...........              0.35   0.36    0.37   0.38    0.39
Net realized and
  unrealized gain
  (loss) on
  investments......             (0.08) (0.61)   0.25   0.30    0.12
                                 -----  -----   -----  -----   -----
Total from investment
operations ........              0.27  (0.25)   0.62   0.68    0.51
                                 -----  -----   -----  -----   -----
Less distributions:
From net investment
  income...........             (0.35) (0.37)  (0.37) (0.37)  (0.39)
From capital gains              (0.03) (0.11)  (0.09) (0.16)  (0.05)
In excess of capital
  gains............             (0.04) (0.00)  (0.00) (0.00)  (0.00)
                                 -----  -----   -----  -----   -----
Total distributions.            (0.42) (0.48)  (0.46) (0.53)  (0.44)
                                 -----  -----   -----  -----   -----
Net asset value,
end of period .....             $6.75  $6.90   $7.63  $7.47   $7.32
                                 =====  =====   =====  =====   =====
Class A Ratios/Supplemental Data
Total return[2].                 4.24% -3.46%   8.67%  9.77%   7.16%
Net assets, end of
period (in
millions) .........              $739   $874    $997   $994    $997
Ratio of expenses to
average net assets               0.89%  0.79%   0.72%  0.67%   0.68%
Ratio of net investment
income to average
net assets ........              5.23%  4.98%   4.95%  5.14%   5.23%
Portfolio
turnover rate .....             15.31% 30.93%  50.65% 47.24%  74.97%

[1]On January 21, 1996, Fund shares outstanding were designated Class A shares.
[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

Municipal Bond Fund

For a Class B share outstanding throughout the period:

                                                       For the
                                                        period from
                                                        10/5/99[1] to
                                                            9/30/00
                                                          ---------
Class B Per-Share Data
Net asset value,
beginning of
period                                                          $6.87
                                                                -----
Income from investment
operations:
Net investment
  income                                                        0.28
Net realized and
  unrealized loss
  on investments                                                (0.05)
                                                                -----
Total from investment
operations                                                      0.23
                                                                -----
Less distributions:
From net investment
income                                                          (0.29)
From capital gains                                              (0.03)
In excess of capital gains                                      (0.04)
                                                                -----
Total distributions                                              (0.36)
                                                                -----

Net asset value,
end of period                                                   $6.74
                                                                =====
Class B Ratios/Supplemental Data
Total return                                                     3.56%
Net assets, end of
period (in
millions)                                                       $1
Ratio of expenses to
average net assets                                              1.86%[2]
Ratio of net investment
income to average
net assets                                                      4.17%[2]
Portfolio turnover
rate                                                            15.31%[3]

1]Commencement of operations.
2]Annualized.
3]For the fiscal year ended September 30, 2000.

Municipal Bond Fund

For a Class C share outstanding throughout the period:

                                                          For the
                                                        period from
                                                        10/7/99[1] to
                                                            9/30/00
                                                          ---------
Class C Per-Share Data
Net asset value,
beginning of
period                                                          $6.87
                                                                -----
Income from investment
operations:
Net investment
  income                                                        0.29
Net realized and
  unrealized loss
  on investments                                                (0.06)
                                                                -----
Total from investment
operations                                                      0.23
                                                                -----
Less distributions:
From net investment
income                                                          (0.29)
From capital gains                                              (0.03)
In excess of capital gains                                      (0.04)
                                                                -----
Total distributions                                              (0.36)
                                                                -----
Net asset value,
end of period                                                   $6.74
                                                                =====
Class C Ratios/Supplemental Data
Total return                                                 3.56%
Net assets, end of
period (in
millions)                                                       $1
Ratio of expenses to
average net assets                                              1.84%[2]
Ratio of net investment
income to average
net assets                                                      4.18%[2]
Portfolio turnover
rate                                                            15.31%[3]

[1]Commencement of operations.
[2]Annualized.
[3]For the fiscal year ended September 30, 2000.

Municipal Bond Fund

For a Class Y share outstanding throughout each period:

                                           For the
                                           period
                           For the           from
                       fiscal year    12/30/98[1]
                             ended             to
                           9/30/00        9/30/99
                            ------       -------
Class Y Per-Share Data
Net asset value,
beginning of period          $6.90          $7.41
                             -----          -----
Income from investment
operations:
Net investment
  income...........           0.36[2]        0.28
Net realized and
  unrealized loss
  on investments...          (0.08)[2]      (0.51)
                             -----          -----
Total from investment
operations ........           0.28          (0.23)
                             -----          -----
Less distributions
From net investment
  income...........          (0.36)         (0.28)
From capital gains           (0.03)         (0.00)
In excess of capital gains   (0.04)         (0.00)
                             -----          -----
Total distributions.         (0.43)         (0.28)
Net asset value,
end of period .....          $6.75          $6.90
                             =====          =====
Class Y Ratios/Supplemental Data
Total return....               4.32%         -3.21%
Net assets, end of
period (in
thousands) ........             $2             $2
Ratio of expenses
to average net
assets ............           0.71%          0.67%[3]
Ratio of net
investment income
to average net
assets ............           5.38%          5.08%[3]
Portfolio
turnover rate .....          15.31%         30.93%[4]

1]Commencement of operations.
2]Based on average weekly shares outstanding.
3]Annualized.
4]For the fiscal year ended September 30, 1999.

Municipal High Income Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2000, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                          For the fiscal year ended September 30,
                         ---------------------------------------------------
                              2000   1999    1998   1997    1996
                           ------- ------  ------ ------  ------
Class A Per-Share Data
Net asset value,
beginning of
period ............          $5.19  $5.69   $5.55  $5.31   $5.27
                             -----  -----   -----  -----   -----
Income from investment
operations:
Net investment
  income...........           0.30   0.31    0.32   0.34    0.34
Net realized and
  unrealized gain (loss)
  on investments...          (0.27) (0.37)   0.21   0.25    0.04
                             -----  -----   -----  -----   -----
Total from investment
operations ........           0.03  (0.06)   0.53   0.59    0.38
                             -----  -----   -----  -----   -----
Less distributions:
Declared from net
  investment income          (0.30)  (0.31) (0.32) (0.34)  (0.34)
From capital gains           (0.00) (0.13)  (0.07) (0.01)  (0.00)
In excess of capital
  gains............          (0.00)[2](0.00)[2](0.00)(0.00)(0.00)
                             -----  -----   -----  -----   -----
Total distributions.         (0.30) (0.44)  (0.39) (0.35)  (0.34)
                             -----  -----   -----  -----   -----
Net asset value, end
of period .........          $4.92  $5.19   $5.69  $5.55   $5.31
                             =====  =====   =====  =====   =====
Class A Ratios/Supplemental Data
Total return[3].          0.83% -1.22%   9.88% 11.45%   7.40%
Net assets, end of
period (in millions)          $417    $510   $522    $474     $400
Ratio of expenses to
average net assets            0.94%  0.87%   0.82%  0.78%   0.81%
Ratio of net investment
income to average
net assets ........           6.08%  5.59%   5.72%  6.19%   6.41%
Portfolio turnover rate      22.41%  26.83% 35.16%  19.47% 26.91%

[1]On January 30, 1996, Fund shares outstanding were designated Class A shares.
[2]Not shown due to rounding.
[3]Total return calculated without taking into account the sales load deducted on an initial purchase.

Municipal High Income Fund

For a Class B share outstanding throughout the period:

                               For the
                               period
                                from
                              10/5/99[1]
                                 to
                               9/30/00
                              --------
Class B Per-Share Data
Net asset value,
beginning of period             $5.16
                                ----
Income from investment
operations:
Net investment income            0.25
Net realized and
  unrealized loss
  on investments...             (0.24)
                                ----
Total from investment
operations ........              0.01
                                 ----
Less distributions:
Declared from net
  investment income             (0.25)
 .From capital gains             (0.00)
 .In excess of
  capital gains....             (0.00)[2]
                                -----
Total distributions.            (0.25)
                                 -----
Net asset value,
end of period .....             $4.92
                                =====
Class B Ratios/Supplemental Data
Total return....               0.29%
Net assets, end of
period (in millions)              $1
Ratio of expenses to
average net assets              1.89%[3]
Ratio of net investment
income to average
net assets ........             5.16%[3]
Portfolio turnover
rate ..............            22.41%[4]

[1]Commencement of operations.
[2]Not shown due to rounding.
[3]Annualized.
[4]For the fiscal year ended September 30, 2000.

Municipal High Income Fund

For a Class C share outstanding throughout the period:

                                          For the
                                          period
                                           from
                                        10/8/99[1]
                                           to
                                          9/30/00
                                         --------
Class C Per-Share Data
Net asset value,
beginning of period                       $5.16
                                           ----
Income from investment
operations:
Net investment income                       0.25
Net realized and
  unrealized loss
  on investments...                       (0.24)
                                           ----
Total from investment
operations ........                        0.01
                                           ----
Less distributions:
Declared from net
  investment income                       (0.25)
 .From capital gains                       (0.00)
In excess of
  capital gains....                       (0.00)[2]
                                          -----
Total distributions.                      (0.25)
                                          -----
Net asset value,
end of period .....                       $4.92
                                          =====
Class C Ratios/Supplemental Data
Total return....                          0.26%
Net assets, end of
period (in thousands)                     $822
Ratio of expenses to
average net assets                        1.91%[3]
Ratio of net investment
income to average
net assets ........                       5.13%[3]
Portfolio turnover
rate ..............                      22.41%[4]

[1]Commencement of operations.
[2]Not shown due to rounding.
[3]Annualized.
[4]For the fiscal year ended September 30, 2000.

Municipal High Income Fund

For a Class Y share outstanding throughout each period:

                    For the fiscal       For the period     For the period
                        year ended          from 12/30/98[1]   from 7/1/98[1]
                        9/30/00             to 9/30/99          to 8/25/98
                       ------------         ------------        --------------
Class Y Per-Share Data
Net asset value,
beginning of
period ............          $5.19              $5.65           $5.64
                             ------             -----           -----
Income from investment
operations:
Net investment
  income...........          0.30               0.24            0.05
Net realized and
  unrealized gain (loss)
  on investments...         (0.27)              (0.33)          0.01
                             -----              -----           -----
Total from investment
operations ........          0.03               (0.09)          0.06
                             -----              -----           -----
Less distributions:
Declared from net
  investment income          (0.30)             (0.24)          (0.05)
From capital gains           (0.00)             (0.13)          (0.00)
In excess of capital
  gains............          (0.00)[2]          (0.00)          (0.00)
                             -----              -----           -----
Total distributions.         (0.30)             (0.37)          (0.05)
                             -----              -----           -----
Net asset value, end
of period .........          $4.92              $5.19           $5.65
                             =====              =====           =====
Class Y Ratios/Supplemental Data
Total return........         0.97%              -1.53%          1.07%
Net assets, end of
period (in thousands)        $18                $2              $0
Ratio of expenses to
average net assets           1.08%              0.80%[3]        0.61%[3]
Ratio of net investment
income to average
net assets ........          5.96%              5.68%[3]        5.99%[3]
Portfolio turnover
rate ..............          22.41%             26.83%[4]       35.16%[3]

1]Class Y shares commenced operations on July 1, 1998 and continued
operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.
2]Not shown due to rounding.
[3]Annualized.
4]For the fiscal year ended September 30, 1999.

Cash Management

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2000, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                For the fiscal      For the fiscal year ended June 30,
                  period ended      --------------------------------------
                  9/30/00           2000    1999    1998    1997    1996
                  --------          ----    ----    ----    ----    ----
Class A Per-Share Data
Net asset value,
 beginning of
    period....    $1.00             $1.00   $1.00   $1.00   $1.00   $1.00
                  ----------        -----   -----   -----   -----   -----
Net investment
 income ......     0.0148           0.0511  0.0455  0.0484  0.0472  0.0487
Less dividends
 declared ....    (0.0148)         (0.0511) (0.0455)(0.0484)(0.0472)(0.0487)

                  ----------        -----   ------  -----   -----   -----
Net asset value,
 end of period    $1.00             $1.00   $1.00   $1.00   $1.00   $1.00
                  ============      =====   =====   =====   =====   =====
Class A Ratios/Supplemental Data
Total return       1.50%            5.18%   4.67%   4.93%   4.80%   5.01%
Net assets, end of
 period (in
 millions) ...     $875             $782    $667    $533    $514    $402
Ratio of expenses
 to average net
 assets ......     0.81%[1]         0.83%   0.83%   0.89%   0.87%   0.91%
Ratio of net investment
 income to average net
 assets ......     5.92%[1]         5.08%   4.54%   4.84%   4.70%   4.89%

1]Annualized.

Cash Management

For a Class B share outstanding throughout each period:

                                    For the         For the
                                 fiscal period      period from
                                    ended           9/9/99[1] to
                                    9/30/00         6/30/00
                                    --------        -----------
Class B Per-Share Data

Net asset value,
 beginning of period                $1.00          $1.00
                                    ------         -------
Net investment income               0.0133         0.0346
Less dividends declared             (0.0133)        (0.0346)
                                    -------        -------
Net asset value,
 end of period ....                 $1.00           $1.00
                                    =====          ======
Class B Ratios/Supplemental Data

Total Return........                1.37%          3.43%
Net assets, end of
 period (in millions)               $2              $3
Ratio of expenses to
 average net assets                 1.43%[2]       1.67%[2]
Ratio of net investment
 income to average
 net assets .......                 5.29%[2]       4.49%[2]

[1]Commencement of operations.
[2]Annualized.

Cash Management

For a Class C share outstanding throughout each period:

                                For the         For the
                                fiscal period    period from
                                ended           9/9/99[1] to
                                 9/30/00        6/30/00
                                --------        -----------
Class C Per-Share Data

Net asset value,
 beginning of period            $1.00          $1.00
                                -------        -------
Net investment income           0.0126         0.0335
Less dividends declared        (0.0126)       (0.0335)
                                --------      -------
Net asset value,
 end of period ....              $1.00          $1.00
                                ======         ======
Class C Ratios/Supplemental Data

Total Return........            2.96%          3.32%
Net assets, end of
 period (in MILLIONS)           $1              $1
Ratio of expenses to
 average net assets            1.68%[2]       1.82%[2]
Ratio of net investment
 income to average
 net assets .......            5.05%[2]       4.45%[2]

[1]Commencement of operations.
[2]Annualized.

Waddell & Reed Advisors Funds

Custodian                       Underwriter
UMB Bank, n.a.                 Waddell & Reed, Inc.
928 Grand Boulevard            6300 Lamar Avenue
Kansas City, Missouri 64141        P. O. Box 29217
                                  Shawnee Mission, Kansas
Legal Counsel               66201-9217
Kirkpatrick & Lockhart LLP         913-236-2000
1800 Massachusetts Avenue, N.W.    888-WADDELL
Washington, D. C. 20036

Independent Auditors               Shareholder Servicing Agent
Deloitte & Touche LLP                Waddell & Reed
1010 Grand Boulevard               Services Company
Kansas City, Missouri              6301 Glenwood
64106-2232                         P. O. Box 29217
                                  Shawnee Mission, Kansas
Investment Manager              66201-9217
Waddell & Reed Investment          913-236-2000
Management Company                 888-WADDELL
6300 Lamar Avenue
P. O. Box 29217                Accounting Services Agent
Shawnee Mission, Kansas        Waddell & Reed
66201-9217                         Services Company
913-236-2000                       6301 Glenwood
888-WADDELL                        P. O. Box 29217
                                  Shawnee Mission, Kansas
                                  66201-9217
                                  913-236-2000
                                  888-WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

    * Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important
      information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and
      Exchange Commission (SEC) and it is incorporated into this
      Prospectus by reference (that is, the SAI is legally part of the
      Prospectus).

    * Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent
Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent
Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-
942-8090.

The Funds' SEC file numbers are as follows:
 Waddell & Reed Advisors Funds, Inc. Bond Fund:  811-2552
 Waddell & Reed Advisors Cash Management, Inc.:  811-2922
 Waddell & Reed Advisors Global Bond Fund, Inc.:  811-4520
 Waddell & Reed Advisors Government Securities Fund, Inc.:  811-3458
 Waddell & Reed Advisors High Income Fund, Inc.:  811-2907
 Waddell & Reed Advisors Municipal Bond Fund, Inc.:  811-2657
 Waddell & Reed Advisors Municipal High Income Fund, Inc.:  811-4427
 Waddell & Reed Advisors Municipal Money Market Fund, Inc.:  811-10137

WADDELL & REED, INC.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

       WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.

                            6300 Lamar Avenue

                             P. O. Box 29217

                   Shawnee Mission, Kansas  66201-9217

                              913-236-2000
                               888-WADDELL

                           _____________, 2000

                  STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

    Information contained herein is subject to completion or amendment. A registration statement relating to these securities is being filed with the
Securities and Exchange Commission. These securities may not be sold nor any offers to buy accepted prior to the time the registration statement becomes effective.

    This Statement of Additional Information (the "SAI") is not a
prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the Waddell & Reed Advisors Municipal Money
Market Fund, Inc. (the "Fund"), dated ____________________, 2000, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

                          TABLE OF CONTENTS

    Performance Information.............................

    Investment Strategies, Policies and Practices.......

    Investment Management and Other Services............

    Purchase, Redemption and Pricing of Shares..........

    Directors and Officers..............................

    Payments to Shareholders............................

    Taxes...............................................

    Portfolio Transactions and Brokerage................

    Other Information...................................

    Appendix A..........................................

    Financial Statements................................

    Waddell & Reed Advisors Municipal Money Market Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on September 7,
2000.

                        PERFORMANCE INFORMATION

    Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's yield, effective yield and performance rankings in advertisements and sales materials. Yield information is also available by calling the Shareholder Servicing Agent at the telephone number shown on the inside back cover of the Prospectus.

    There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The net asset value of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchase,
Redemption and Pricing of Shares"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

    This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

    The second method results in a figure referred to as the "effective yield."  This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                365/7
    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1

  The Fund may also advertise or include in sales material its tax-
equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

Performance Rankings and Other Information

    Waddell & Reed, Inc. or the Fund also may, from time to time, publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper
Analytical Services, Inc., or by publications of general interest such as
Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or
Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price
Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

    Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

    All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

             INVESTMENT STRATEGIES, POLICIES AND PRACTICES

    This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment
Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

    WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

    The Fund may invest in the obligations and instruments listed below.
As a money market fund and in order for the Fund to use the "amortized cost method" of valuing its portfolio securities, the Fund must comply with Rule
2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended
(the "1940 Act"). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organizations(s) ("NRSRO(s)") or are comparable unrated securities. See
Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer
(except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer being limited to the greater of 1% of the
Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion under "Determination of Offering Price."

Specific Securities and Investment Practices

 Municipal Bonds

    Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue"
bonds. For "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest.
"Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

    A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds
("IDBs"), which are also generally referred to as private activity bonds
("PABS"). The Fund may purchase IDBs and PABs only if the interest on them is free from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax. In general, IDBs and PABS are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. IDBs and PABs are also used to finance public facilities such as airports and mass transit systems. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are IDBs or
PABs.

    Municipal leases and participation interests therein are another type of municipal bond (collectively, "lease obligations"). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer,
(5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

    The Fund does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds.
State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchase agreement as its base. See "Asset-Backed Securities."  While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

    WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (with the result that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

    Now or in the future, Standard & Poor's ("S&P"), Moody's and other nationally recognized statistical rating organizations ("NRSROs") may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's now rates the top four categories of "municipal notes" (i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4.

    The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go
up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

 Illiquid Investments

    Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

    (1)  repurchase agreements not terminable within seven days;
    (2)  fixed time deposits subject to withdrawal penalties other than overnight deposits;
    (3)  securities for which market quotations are not readily available;
         and
    (4)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors.

   Illiquid investments do not include any obligations payable at principal amount plus accrued interest on demand or within seven days after demand.

    If through a change in values, net assets, or other circumstances, the
Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

 Indexed Securities

    Subject to the requirements of Rule 2a-7, the Fund may purchase securities the values of which varies in relation to the value of financial indicators such as other securities, securities indices or interest rates, as long as the indexed securities are U.S. dollar denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Indexed securities may be positively or negatively indexed;
that is, their maturity value may increase when the specified index value increases, or their maturity value may decline when the index increases.
Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

 Lending Securities

    Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the
Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by
WRIMCO.

    Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present
Guidelines, the collateral must consist of cash and/or U.S. Government
Obligations, at least equal in value to the market value of the securities lent on each day the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

    There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for both types of collateral. The second method is to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Obligations used as collateral. Part of the interest received in either case may be shared with the borrower.

    The Fund will make loans only under rules of the New York Stock
Exchange (the "NYSE"), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

    Some, but not all, of the Fund's rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements.
These requirements do not cover the present rules, which may be changed without shareholder vote, as to how the Fund may invest cash collateral.

    There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

 Limited Investment in Other Debt Securities

    All of the Fund's invested assets, other than cash or receivables, must be invested in municipal obligations, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements (see discussion below). Except when the Fund is taking a defensive position, the
Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its total assets would consist of taxable obligations.
The Fund may invest in any taxable obligations permitted by Rule 2a-7 of the Investment Company Act of 1940, as amended ("1940 Act").

 Taxable Money Market Instruments

    Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government
Securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations.
These instruments may carry fixed or variable interest rates. The Fund may invest in money market instruments, including the following:

    Bank Obligations and Instruments Secured Thereby:  Subject to
the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation; in this SAI, a "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

    Commercial Paper Obligations Including Variable Amount Master
Demand Notes:  Commercial paper rated in one of the two highest ratings as assigned by an NRSRO or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest. S&P,
Moody's and Fitch are among the NRSROs under Rule 2a-7. See Appendix A for a description of some of these ratings.

    Corporate Debt Obligations:  Corporate debt obligations if they are rated at least A or its equivalnet by an NRSRO. See Appendix A for a description of some of these debt ratings.

 Mortgage-Backed and Asset-Backed Securities

    Mortgage-Backed Securities. Mortgage-backed securities
represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single-
and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs."
Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

    The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie
Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

    The Fund may invest in mortgage-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. The Fund may purchase mortgage-backed securities issued by both government and non-
government entities such as banks, mortgage lenders, or other financial institutions.

    The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.
Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

    Timely payment of principal and interest on pass-through securities of
Ginnie Mae (but not those of Freddie Mac or Fannie Mae) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the
Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

    Stripped Mortgage-Backed Securities. The Fund may invest in stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of
Rule 2a-7. Stripped mortgage-backed securities are created when a U.S.
Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO")
receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

    For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

    Asset-Backed Securities. Asset-backed securities have
structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets securing the debt are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.
Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.
The value of asset-backed securities may also depend on the
creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

    Special Characteristics of Mortgage-Backed and Asset-Backed
Securities. The yield characteristics of mortgage-backed and asset-
backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

    The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-

related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

    The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

 Repurchase Agreements

    The Fund may purchase securities subject to repurchase agreements. The
Fund will not enter into a repurchase transaction that will cause more than
10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid
Investments."  A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-
dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

    If the Fund engages in repurchase agreements, they will typically be overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund.
In the event of bankruptcy or other default by the seller, there may be possible delays or expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

 Restricted Securities

    Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be resold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended
("1933 Act"), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called
"private placement" exemption from registration that is afforded by Section
4(2) ("Section 4(2) paper") of the 1933 Act. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

    Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

    There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Section 4(2) paper, may be determined to be liquid in accordance with guidelines adopted by the
Board of Directors. See "Illiquid Investments".

These restricted securities will be valued in the same manner that other commercial paper held by the Fund is valued. See "Portfolio Valuation."
The Fund does not anticipate adjusting for any diminution in value of these securities on account of their restrictive feature because of the existence of an active market which creates liquidity and because of the availability of actual market quotations for these restricted securities. In the event that there should cease to be an active market for these securities or actual market quotations become unavailable, they will be valued at fair value as determined in good faith by the Board of Directors.

 U.S. Government Securities

    Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

    U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae (also known as the Federal National Mortgage
Association), Farmers Home Administration, Export-Import Bank of the United
States, Small Business Administration, Government National Mortgage
Association ("Ginnie Mae"), General Services Administration, Central Bank
for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage
Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration,
the Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

    Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

    U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed
Securities."  Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

 Variable or Floating Rate Instruments

    Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

 When-Issued and Delayed-Delivery Transactions

    The Fund may purchase municipal bonds on a when-issued or delayed-
delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the bonds take place at a future date. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. When the Fund sells a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the
Fund could miss a favorable price or yield opportunity, or could suffer a loss.

    Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The
Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

 Zero Coupon Securities

    Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

    The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, "stripped" U.S. Treasury notes and bonds and other securities that are issued with original issue discount
("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security (and include the accrued OID on a taxable security as income) each year, even though the holder may receive no interest payment on the security during the year.
Because the Fund annually must distribute substantially all of its taxable income and net tax-exempt income, including any tax-exempt OID, to continue to qualify for treatment as a regulated investment company ("RIC"), it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and or net capital gains.

    A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Treasury
Receipts) are examples of derivative zeros.

    The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

    Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

    (1)  Buy commodities or commodity contracts, voting securities, any mineral related programs or leases, or oil or gas leases;

    (2)  Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments that it may otherwise buy even though the issuer invests in real estate or interests in real estate;

    (3)  With respect to 75% of its total assets, invest in the securities on any issuer if, immediately after such investment, more than 5%
         of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

    (4)  Buy the securities of companies in any one industry if more than
         25% of the Fund's total assets would then be in companies in that industry, except that U.S. Government obligations, bank
         obligations and instruments and municipal obligations are not included in this limit. Industrial development bonds of similar type projects are viewed as securities in an industry for
         purposes of the Fund's concentration limitation;

    (5)  Make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except;

       The following interpretation applies to, but is not part of, this fundamental restriction:  The Fund's investments  in master notes and similar instruments will not be considered to be the making of a loan.

    (6)  Invest for the purpose of exercising control or management of other companies;

    (7)  Participate on a joint, or a joint and several, basis in any trading account in any securities;

    (8)  Sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

    (9)  Engage in the underwriting of securities of other issuers;

  (10)   Borrow to increase income, except to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks as a temporary measure or for
         extraordinary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's total assets; or

  (11)   Issue senior securities.

    The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

    (1)  The Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such
         purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7, provided, however, the Fund may invest up to 25%
         of its total assets in first tier securities of a single issuer for a period of up to three business days after the purchase. The
         Fund may rely on this exception only as to one issuer at a time.
         The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated
         securities, with investments in such securities of any one issuer
         (except U.S. Government securities) limited to the greater of 1%
         of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.

    (2)  The Fund may not purchase a security if, as a result, more than
         10% of its net assets would consist of illiquid investments.

    (3)  The Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

    (4)  The Fund does not intend to purchase IDBs or PABs that finance facilities of nongovernmental users if, as a result, more than
         25% of its total assets would be invested in issuers in any one industry or in any one state.

    The method of determining who is an issuer for purposes of the 5%
limitation in fundamental restriction (3) and operating restriction (1) is non-fundamental. In particular, in applying this limitation:

    (a)  For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that
         government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

    (b)  For IDBs and PABs, the nongovernmental user of facilities financed by them is considered a separate issuer and the security is deemed to be a conduit security:

         Conduit Security means a security issued by a Municipal
         Issuer (a state or territory of the United States, including the
         District of Columbia, or any political subdivision or public instrumentality of a state or territory of the United States)
         involving an arrangement or agreement entered into, directly or indirectly, with a person other than a Municipal Issuer, which provides for or secures repayment of the security. In other words, securities issued to finance non-governmental private projects whereby the ultimate obligor is not a governmental entity shall be deemed to be issued by the person ultimately responsible for the payment of interest and principal on the security.

    (c)  The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds issued and/or guaranteed by the same guarantor and owned by the Fund exceeds
         10% of the value of the Fund's total assets (guarantees that are considered to be government securities as defined in the 1940 Act are excluded from the 10% limitation).

    An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

    In general, the Fund purchases investments with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The
Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund has high portfolio turnover due to the short maturities of its investments, but this should not affect its net asset value or income, as brokerage commissions are not usually paid on the investments which the Fund makes. In the usual calculation of portfolio turnover, securities of the type in which the Fund invests are excluded. Consequently, the high turnover which it will have is not comparable to the turnover rates of most investment companies.

Portfolio Valuation

    Under Rule 2a-7, the Fund is permitted to use the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. See "Purchase, Redemption and Pricing of Shares."  As a general matter, the primary conditions imposed under Rule 2a-7 relating to the
Fund's portfolio investments are that the Fund must (1) not maintain a dollar-weighted average portfolio maturity in excess of 90 days, (2) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which WRIMCO, pursuant to guidelines established by the Fund's Board of Directors, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the
Fund's Board of Directors, (3) limit its investments in the securities of any one issuer (except U.S. Government securities) to no more than 5% of its assets, (4) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets, (5) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000, and (6) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined.

                INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

    The Fund has an Investment Management Agreement (the "Management
Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar
Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed,
Inc. is the Fund's underwriter.

    The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services ("Shareholder
Servicing Agreement") and a separate agreement for accounting services
("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the
Fund's Board of Directors prior to approving any Shareholder Servicing
Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

    WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell &
Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial
Services, Inc., a holding company, which is a wholly owned subsidiary of
Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission,
Kansas 66201-9217.

    WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Target Funds, Inc. and W&R Funds, Inc. since each company's inception. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds,
Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which W&R Target Funds, Inc. is the underlying investment vehicle.

Shareholder Services

    Under the Shareholder Servicing Agreement entered into between the
Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of
Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of
Directors without shareholder approval.

Accounting Services

    Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

    Under the Management Agreement, for WRIMCO's management services, the
Fund pays WRIMCO a fee as described in the Prospectus.

    The Fund accrues and pays this fee daily. For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell &
Reed, Inc. for shares which it has sold but not yet paid the Fund.

    Under the Shareholder Servicing Agreement, with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month, and $.75 for each shareholder check it processes. For Class B and Class C shares, the Fund pays the agent a monthly fee of $1.75 for each account which was in existence during any portion of the immediately preceding month. The
Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-
agent used by Agent in performing services under the Shareholder Servicing
Agreement; and costs of legal and special services not provided by Waddell
& Reed, Inc., WRIMCO, or the Agent.

    Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                       Accounting Services Fee

                 Average
              Net Asset Level                Annual Fee
         (all dollars in millions)       Rate for Each Fund
         -------------------------       ------------------

         From $    0 to $   10                $      0
         From $   10 to $   25                $ 11,000
         From $   25 to $   50                $ 22,000
         From $   50 to $  100                $ 33,000
         From $  100 to $  200                $ 44,000
         From $  200 to $  350                $ 55,000
         From $  350 to $  550                $ 66,000
         From $  550 to $  750                $ 77,000
         From $  750 to $1,000                $ 93,500
              $1,000 and Over                 $110,000

    Plus, for each class of shares in excess of one, the Fund pays the
Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

    Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing
Agreement are described above. Waddell & Reed, Inc. and affiliates pay the
Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other
Directors.

    The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the
Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

    Waddell & Reed, Inc. (the "Distributor") acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement
("Agreement"). The Agreement requires the Distributor to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Under this Agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the
Fund.

    These and other expenses of Waddell & Reed, Inc. are not covered by any sales charge on Class A shares of the Fund. The contingent deferred sales charge ("CDSC"), if any, imposed on Class B shares or Class C shares is designed to compensate Waddell & Reed, Inc. for distribution of these shares. A major portion of the CDSC for these shares is paid to Waddell &
Reed, Inc.'s financial advisors and managers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred sales charge.

    The Agreement recognizes that the Fund may adopt a Distribution and
Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans adopted by the Fund with respect to Class B and Class C shares, respectively, the Fund pays the Distributor daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class.

    The Distributor offers Class A, Class B and Class C shares of the Fund through its registered representatives and sales managers (collectively,
"sales force"). In distributing shares through its sales force, the
Distributor may pay commissions and/or incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. Each Plan and the Agreement contemplate that the Distributor may be compensated for these distribution efforts with respect to the shares of the affected class through the distribution fee.
The sales force may be paid continuing compensation based on the value of the shares of the affected class held by shareholders to whom the member of the sales force is assigned to provide personal services and maintain shareholder accounts, and the Distributor or its subsidiary, Waddell & Reed
Services Company, may also provide services to these shareholders through telephonic means and written communications.

    To the extent that Waddell & Reed, Inc. incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another fund in the Waddell & Reed
Advisors Funds or W&R Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

    As noted above, Class A shares, Class B shares and Class C shares are offered through Waddell & Reed, Inc. and other broker-dealers. Waddell &
Reed, Inc. may pay such broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares including the following:  1) for the purchase of Class A shares purchased at NAV by clients of Legend Equities
Corporation ("Legend"), Waddell & Reed, Inc. (or its affiliates) may pay
Legend 1.00% of net assets invested; 2) for the purchase of Class B shares,
Waddell & Reed, Inc. (or its affiliates) may pay Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed, Inc. (or its affiliates) may pay Legend 1.00% of net assets invested.

    The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares  of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goals of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

    Each Plan was approved by the Fund's Board of Directors, including the
Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors").

    Among other things, each Plan provides that (1) Waddell & Reed, Inc.
will provide to the Directors of the Fund at least quarterly, and the
Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the
Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding  shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan
Directors.

Custodial and Auditing Services

    The Fund's Custodian is UMB Bank, n.a., 928 Grand Boulevard, Kansas
City, Missouri. In general, the Custodian is responsible for holding the
Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard,
Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

               PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

    The value of each share of a class of the Fund is the net asset value
("NAV") of the applicable class. The Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible. This NAV per share is what you pay for shares and what you receive when you redeem them prior to the application of the
CDSC, if any, to Class B and Class C shares.

    The NAV per share is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE
(ordinarily, 4:00 p.m. Eastern time). The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days:  New Years Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However,
it is possible that the NYSE may close on other days.

    The Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

    While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

    Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the
Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the Fund's portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

    For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

    Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations (see above) and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.

    The procedures which the Fund's Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under "Taxes" and "Payments to Shareholders."  The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

    For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $50 minimum initial investment pertains to certain accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $25 minimum initial investment pertains to purchases made through payroll deduction for or by employees of
Waddell & Reed, Inc., WRIMCO, their affiliates. With the exception of automatic withdrawals from a shareholder's bank account, a shareholder may make subsequent investments of any amount. See "Exchanges."

How to Open an Account

    If you are purchasing Class A shares, you can make an initial investment of $500 or more in any of the following ways:

(Class B and Class C shares may be purchased by mail only)

    1)  By Mail. Complete an application form and mail it to
Waddell & Reed, Inc. at the address indicated on the form. Accompany the form with a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc.

    2)  By Wire (Class A shares). (a) Telephone Waddell & Reed,
Inc. (toll-free phone number on the inside back cover of the Prospectus)
and provide the account registration, address and social security or tax identification number, the amount being wired, the name of the wiring bank and the name and telephone number of the person to be contacted in connection with the order. You will then be provided with an order number;
(b) instruct your bank to wire by the Federal Reserve Wire Order System the specified amount, along with the order number and registration to the UMB
Bank, n.a.; ABA Number 101000695, for the account of Waddell & Reed Number
9800007978, Special Account for Exclusive Benefit of Customers FBO Customer
Name and Account Number; (c) complete an application form and mail it to
Waddell & Reed, Inc.

    3)  Through Broker-dealers. You may, if you wish, purchase your shares through registered broker-dealers, which may charge their customers a fee for this service. There is no such fee for investments made by mail or wire, as described above, or for additional investments made by mail or wire. No such service fee will be charged for shares purchased through
Waddell & Reed, Inc.

How to Make Additional Investments

    You may make additional investments in Class A shares in any amount through broker-dealers as described above or in either of the following ways:

(Additional investments in Class B and Class C shares may be made only by mail)

    1)  By Mail. Mail a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. at P.O. Box
29217, Shawnee Mission, Kansas  66201-9217, accompanied by either (i) the detachable form which accompanies the confirmation of a prior purchase by you, or (ii) a letter stating your account number, registration, the particular class and stating that you wish the enclosed check, etc. to be used for the purchase of the stated shares of Waddell & Reed Advisors Cash
Management, Inc.

    2)  By Wire (Class A shares). Instruct your bank to wire the specified amount along with the account number and registration to the UMB
Bank, n.a.; ABA Number 101000695, for the account of Waddell & Reed Number
9800007978, Special Account for Exclusive Benefit of Customers FBO Customer
Name and Account Number.

    Purchase of the Fund's shares are effective after (1) one of the methods for purchasing the Fund's shares indicated above has been properly completed and (2) UMB Bank, n.a. (the "Bank") has Federal funds available to it. Federal funds are monies of a member bank with the Federal Reserve
System held in deposit at a Federal Reserve Bank. They represent immediately available cash. If payment is made by check or otherwise than in Federal funds, it will be necessary to convert investors' payments into
Federal funds, and orders for the purchase of the Fund's shares, if accepted by Waddell & Reed, Inc., will become effective on the day Federal funds are received for value by the Bank; this is normally anticipated to be two business days following receipt of payment by Waddell & Reed, Inc.
The Fund's shares are issued at their NAV next determined after the effectiveness of the purchase (i.e., at $1.00 per share except under extraordinary circumstances as described above).

    If you wish to insure that shares will be issued on the same day on which your payment is made, you should (1) place your order by wire so that it will be received by the Bank prior to 3:00 p.m. Kansas City time, and
(2) before wiring the order, phone Waddell & Reed, Inc. at the number on the inside back cover of the Prospectus to make sure that the wire order as described above is properly identified. See "Payments to Shareholders --
General" for information regarding dividend payment.

    Waddell & Reed, Inc. has the right not to accept any purchase order for the Fund's shares. Certificates are not issued for any class.

Flexible Withdrawal Service

    If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming shares on an ongoing basis. Class B or
Class C shares redeemed under the Service are not subject to a CDSC.
Applicable forms to start the Service are available through Waddell & Reed
Services Company.

    The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The
Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

    If you own Class A, Class B or Class C shares, to qualify for the
Service you must have invested at least $10,000 in shares which you still own of any of the funds in the Waddell & Reed Advisors Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000.
The value for this purpose is the value at the offering price.

    You can choose to have your shares redeemed to receive:

    1. a monthly, quarterly, semiannual or annual payment of $50 or more;

    2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

    3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

    Shares are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are made within five days of the redemption.

    The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of the Fund of the same class as that with respect to which they were paid. All payments under the Service are made by redeeming shares in your account, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or return on your investment.

    You may, at any time, change the manner in which you have chosen to have shares redeemed; you can change to any one of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

    After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges

 Class A Share Exchanges

    You may exchange Class A shares of the Fund which you have acquired by exchange for Class A shares of one or more other funds in the Waddell &
Reed Advisors Funds or W&R Funds, Inc. (whose shares are sold with a sales charge) and any shares received in payment of dividends on those Class A shares of the Fund for Class A shares of any of the other funds in the
Waddell & Reed Advisors Funds or W&R Funds, Inc.

    In addition, you may specify a dollar amount of Class A shares of the
Fund to be automatically exchanged each month into Class A shares of any other fund in the Waddell & Reed Advisors Funds, provided you already own shares of the fund. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Waddell & Reed Advisors Funds, provided each fund receives a value of at least $25.

 Class B and Class C Share Exchanges

    You may exchange Class B or Class C shares of the Fund for corresponding shares of another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.

    You must specify a dollar amount of Class B or Class C shares of the
Fund to be automatically exchanged each month into Class B or Class C shares of any other fund in the Waddell & Reed Advisors Funds. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Waddell & Reed
Advisors Funds, provided each fund receives a value of at least $25.

    The redemption of the Fund's Class B or Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

 General Exchange Information

    When you exchange shares, the total shares you receive will have the same aggregate NAV as the shares you exchange. The relative values are those next figured after your exchange request is received in good order.

    These exchange rights and other exchange rights concerning other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., can in most instances, be eliminated or modified at any time and any such exchange may not be accepted.

Redemptions

    The Prospectus gives information as to expedited and regular redemption procedures. Redemptions of Class A shares by telephone or fax must be equal to at least $1,000.00. Redemption payments are made within seven days from receipt of request unless delayed because of certain emergency conditions determined by the Securities and Exchange Commission, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.
Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
The Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

    The Fund offers a one-time reinvestment privilege that allows you to reinvest all or part of any amount of Class B or Class C shares you redeem and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within 45 days after your redemption request was received. You can do this only once as to Class B shares and once as to Class C shares of the
Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment.

Mandatory Redemption of Certain Small Accounts

    The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $250. The
Board intends to compel redemptions of accounts, except for retirement plan accounts, in which the total NAV is less than $250. Shareholders have 60 days from the date on which the NAV falls below $250 to bring the NAV above
$250 in order to avoid mandatory redemption. A shareholder may also avoid mandatory redemption by initiating a transaction which either increases or decreases the NAV of the account. A dividend payment does not constitute a shareholder initiated transaction for the purpose of avoiding mandatory redemption.

                         DIRECTORS AND OFFICERS

    The day-to-day affairs of the Fund are handled by outside
organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell &
Reed, Inc.

    The principal occupation during the past five years of each Director and officer of the Fund is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of
Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Target Funds, Inc. and W&R Funds, Inc. Each of the Fund's
Directors is also a Director of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
    Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief
Executive Officer and Director of Waddell & Reed Financial, Inc.;
President, Chairman of the Board of Directors, Chief Executive Officer and
Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board
of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell &
Reed Services Company; formerly, President of each of the funds in the Fund
Complex; formerly, Chairman of the Board of Directors of Waddell & Reed
Asset Management Company, a former affiliate of Waddell & Reed Financial,
Inc. Date of birth:  February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
    Dean and Professor of Law, Washburn University School of Law;
Director, AmVestors CBO II Inc. Date of birth:  October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
    President of JoDill Corp., an agricultural company; President and
Director of Dillingham Enterprises Inc.; formerly, Director and consultant,
McDougal Construction Company; formerly, Instructor at Central Missouri
State University; formerly, Member of the Board of Police Commissioners,
Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth:
January 9, 1939.

DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
    Chairman and Chief Executive Officer of George S. and Delores Dor'e
Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal;
formerly, President of Hewlett Foundation. Date of birth:  March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
    First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth:  July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
    General Counsel of the Board of Regents at the University of Oklahoma;
Adjunct Professor of Law at the University of Oklahoma College of Law;
Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for
Executive Affairs of the University of Oklahoma; formerly, Attorney with
Crowe & Dunlevy, a law firm. Date of birth:  January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
    Director of Central Bank and Trust; Director of Central Financial
Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a
law firm; formerly, President of Gilliland & Hayes, P.A.; formerly,
Director of Central Properties, Inc. Date of birth:  December 11, 1919.

ROBERT L. HECHLER*
    President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating
Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice
President, Chief Operating Officer, Director and Treasurer of Waddell &
Reed Financial Services, Inc.; Executive Vice President, Principal
Financial Officer, Director and Treasurer of WRIMCO; President, Chief
Executive Officer, Principal Financial Officer, Director and Treasurer of
Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services
Company; Chairman of the Board of Directors, Chief Executive Officer,
President and Director of Fiduciary Trust Company of New Hampshire, an
affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC,
Legend Advisory Corporation, Legend Equities Corporation, Advisory Services
Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.,
affiliates of Waddell & Reed Financial, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of
Waddell & Reed Asset Management Company; formerly, President of Waddell &
Reed Services Company. Date of birth:  November 12, 1936.

HENRY J. HERRMANN*
    Vice President of the Fund and each of the other funds in the Fund
Complex; President, Chief Investment Officer, and Director of Waddell &
Reed Financial, Inc.; Executive Vice President, Chief Investment Officer
and Director of Waddell & Reed Financial Services, Inc.; Director of
Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment
Officer and Director of WRIMCO; Chairman of the Board of Directors of
Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly,
President, Chief Executive Officer, Chief Investment Officer and Director
of Waddell & Reed Asset Management Company. Date of birth:  December 8,
1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
    Retired; formerly, Director and Chief Executive Officer of John Alden
Financial Corporation and its subsidiaries. Date of birth:  February 19,
1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
    Retired; formerly, Chairman of the Board of Directors and President of
each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President,
Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.;
formerly, Chairman of the Board of Directors of Waddell & Reed Services
Company. Date of birth:  April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
    Retired. Co-founder and teacher at Servant Leadership School of Kansas
City; Director and Vice President of Network Rehabilitation Services; Board
Member, Member of Executive Committee and Finance Committee of Truman
Medical Center; formerly, Employment Counselor and Director of McCue-Parker
Center. Date of birth:  August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
    Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm;
Director of Columbian Bank and Trust. Date of birth:  April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
    Professor of Business Administration, University of Missouri-Kansas
City; formerly, Chancellor, University of Missouri-Kansas City. Date of
birth:  January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
    Retired. Date of birth:  August 7, 1935.

Daniel C. Schulte
    Vice President, Assistant Secretary and General Counsel of the
Fund and each of the other funds in the Fund Complex; Vice President,
Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior
Vice President, Secretary and General Counsel, Waddell & Reed Financial
Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services
Company; Secretary and Director, Fiduciary Trust Company of New Hampshire;
formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth:  December 8, 1965.

Kristen A. Richards
    Vice President, Secretary and Associate General Counsel of the
Fund and each of the other funds in the Fund Complex; Vice President and
Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the
Fund and each of the other funds in the Fund Complex; formerly, Compliance
Officer of WRIMCO. Date of birth:  December 2, 1967.

Theodore W. Howard
    Vice President, Treasurer and Principal Accounting Officer of the Fund
and each of the other funds in the Fund Complex; Vice President of Waddell
& Reed Services Company. Date of birth:  July 18, 1942.

Mira Stevovich
    Vice President and Assistant Treasurer of the Fund, Vice President of
other funds in the Fund Complex and Assistant Treasurer of all Funds in the
Fund complex; Vice President of WRIMCO. Date of birth:  July 30, 1953.

    The address of each person is 6300 Lamar Avenue, P.O. Box 29217,
Shawnee Mission, Kansas 66201-9217 unless a different address is given.

    The Directors who may be deemed to be interested persons as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc. or WRIMCO are indicated as such by an asterisk.

    The Board of Directors has created an honorary position of Director
Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B.
Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as
Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

    The Funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc.
and W&R Funds, Inc. pay to each Director an annual base fee of $52,000 plus
$3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of
Directors meeting, other than Directors who are affiliates of Waddell &
Reed, Inc. The fees to the Directors are divided among the funds in the
Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and W&R Funds, Inc.
based on the fund's relative size. It is anticipated that the Fund's
Directors will receive the following fees for service as a director:

                          COMPENSATION TABLE

                                         Total
                        Aggregate     Compensation
                       Compensation    From Fund
                           From         and Fund
Director                   Fund*        Complex**
--------                ------------   ------------
Robert L. Hechler         $    0        $     0
Henry J. Herrmann              0              0
Keith A. Tucker                0              0

James M. Concannon             0          48750
John A. Dillingham             0          48750
David P. Gardner               0          48750
Linda K. Graves                0          48750
Joseph Harroz, Jr.             0          48750
John F. Hayes                  0          48750
Glendon E. Johnson             0          48750
William T. Morgan              0          48750
Ronald C. Reimer               0          48750
Frank J. Ross, Jr.             0          48750
Eleanor B. Schwartz            0          48750
Frederick Vogel III            0          48750

*For the current fiscal year, the Directors have agreed to not allocate any portion of their total compensation to the Fund.

**No pension or retirement benefits have been accrued as a part of Fund expenses. This information is based on fees to be earned during the
Fund's fiscal year ending Septmeber 30, 2001.

    The officers are paid by WRIMCO or its affiliates.

                        PAYMENTS TO SHAREHOLDERS

General

    There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class) and amortization of any premium. The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains are expected to be short-term capital gains.

    Under the procedures that the Fund's Board of Directors has adopted relating to amortized cost valuation, the calculation of the daily dividend of a class will change from that indicated above under certain circumstances. If on any day there is a deviation of .3 of 1% or more between the NAV of a share of a class of the Fund computed on the amortized cost basis and that computed on an available market price basis, the amount of the deviation will be added to or subtracted from the dividend for that class for that day if necessary to reduce the per-share value to within .3 of 1% of $1.00.

    If on any day there is insufficient net income to absorb any such reduction, the Fund's Board of Directors would be required under Rule 2a-7 to consider taking other action if the deviation after eliminating the dividend for that day exceeds one-half of 1%. See "Determination of
Offering Price."  One of the actions that the Board of Directors might take could be the elimination or reduction of dividends for more than one day.

Choices You Have on Your Dividends and Distributions

    On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid.
All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

    Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV (i.e., no sales charge) next calculated after receipt by Waddell & Reed, Inc., of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                 TAXES

General

    The Fund intends to qualify for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10%
of the issuer's outstanding voting securities ("50% Diversification
Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

    If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains  as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

    Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders'
gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

    Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income
(including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to shareholders. There also may be collateral
Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

    Dividends and distributions declared by the Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

    If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares.
Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise
Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the
Excise Tax.

                  PORTFOLIO TRANSACTIONS AND BROKERAGE

One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the
Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked price. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target
Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering ("IPO"), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, subject to certain exceptions.

    In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

    To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage brokers-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO is expected to allocate orders to brokers or dealers consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers or dealers which provide execution and/or research services and other services including pricing or quotation services directly or through others ("research and brokerage services"). If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer which has provided such services considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which
WRIMCO has investment discretion.

    Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1)
advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (2) furnishing analyses and reports, or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

    The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided.

    Subject to the foregoing considerations, WRIMCO may also consider sales of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

    The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

    Such investment research (which may be supplied by a third party at the instance of a broker or dealer) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

    The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of
Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                          OTHER INFORMATION

The Shares of the Fund

    The Fund offers three classes of shares:  Class A, Class B and Class
C. Each class represents an interest in the same assets of the Fund and differs as follows:  each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B and Class C shares are subject to a CDSC and to an ongoing distribution and service fee; Class B shares that have been held by a shareholder for eight years will convert automatically, 8 years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAVs of the two classes; each class may bear differing amounts of certain class-specific expenses; and
each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B and Class C shares are expected to be lower than for Class A shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

    The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

    Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

    Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

Initial Investment and Organizational Expenses

    On November 28, 2000, Waddell & Reed, Inc. purchased for investment
100,000 shares of the Fund at a NAV of $1.00 per share. As of the date of this SAI, it was the sole shareholder of the Fund.

                              APPENDIX A

    The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P corporate bond rating is a current assessment of the
creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

    The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

    A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

    BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI -- The rating CI is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade"
ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

    Moody's  A brief description of the applicable MIS rating
symbols and their meanings follows:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

    The preferred stock ratings are based on the following considerations:

1.   Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3.   Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    AA -- A preferred stock issue rated AA also qualifies as a high-
quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

    A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the
'A' category.

    BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

    C -- A preferred stock rated C is a non-paying issue.

    D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

    NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

    Moody's  Because of the fundamental differences between
preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

    Note:  Moody's applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Preferred stock rating symbols and their definitions are as follows:

    aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

    a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    c -- This is the lowest rated class of preferred or preference stock.
Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             DESCRIPTION OF COMMERCIAL PAPER RATINGS

    Standard & Poor's, a division of The McGraw Hill Companies,
Inc. commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of
Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated
Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1)
lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained.

    Fitch-National Short-term Credit Ratings

    F1-Indicates the strongest capcity for timely payment of financial commitments relative to other issuers or issues in the same country. Under
Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

    F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

    F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

    B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

    C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    D-Indicates actual or imminent payment default.

    Notes to Short-term national rating:

    "+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to
Short-term national ratings other than F1.

    Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Wach is typically resolved over a relatively short period.

WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 28, 2000

Assets
Cash held by the Custodian ......................       $100,000
Prepaid registration fees and offering costs ....         52,000
                                                        --------
  Total assets...................................        152,000
                                                        --------
LIABILITIES
Liabilities and accrued expenses ................        (52,000)
                                                        --------
NET ASSETS.................................             $100,000
                                                        ========

Net Assets
$0.001 par value capital stock
  Capital stock..................................      $     100
  Additional paid-in capital.....................         99,900
                                                        --------
   Net assets applicable to outstanding units
     of capital..................................       $100,000
                                                        ========
Net asset value per share (net assets divided
by shares outstanding)
Class A .........................................          $1.00
Capital shares outstanding
Class A .........................................        100,000
Capital shares authorized.........................  1,000,000,000

                                                                                                                             1

WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.
NOTE TO FINANCIAL STATEMENT
NOVEMBER 28, 2000

NOTE 1 -- Organization

    Waddell & Reed Advisors Municipal Money Market Fund, Inc. (the
"Fund"), a Maryland corporation, was organized on September 7, 2000, and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment
Company Act of 1940 and the registration of its shares under the Securities
Act of 1933.

    Waddell & Reed Investment Management Company,  investment manager to the Fund, and Waddell & Reed Services Company, shareholder servicing agent and accounting services agent for the Fund, are each wholly owned subsidiaries of Waddell & Reed, Inc. ("W&R"). W&R is a subsidiary of
Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

    On November 28, 2000, W&R purchased for investment 100,000 Class A shares of the Fund at their net asset value of $1.00 per share.

    Prepaid registration fees and offering costs will be amortized over a twelve-month period beginning with the commencement of operations of the
Fund. Prepaid offering costs consist of legal and printing fees related to the initial registration statement. W&R, on behalf of the Fund, will incur organization costs estimated at $9,000.

                                                                                                                               2

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder,
Waddell & Reed Advisors Municipal Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of
Waddell & Reed Advisors Municipal Money Market Fund, Inc. (the "Fund") as
of November 28, 2000. This financial statement is the responsibility of the
Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Waddell & Reed Advisors
Municipal Money Market Fund, Inc. as of November 28, 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
-----------------------
Deloitte & Touche LLP
Kansas City, Missouri
November 30, 2000

                         REGISTRATION STATEMENT

                                 PART C

                            OTHER INFORMATION

23.       Exhibits: Waddell & Reed Advisors Municipal Money Market Fund,
         Inc.

         (a)  Articles of Incorporation filed by EDGAR on September 18,
              2000 as EX-99.B(a)charter to the initial Registration
              Statement on Form N-1A*

         (b)  Bylaws filed by EDGAR on September 18, 2000 as EX-
              99.B(b)mmmbylaw to the initial Registration Statement on
              Form N-1A*

         (c)  Not applicable

         (d)  Investment Management Agreement attached hereto as EX-
              99.B(d)mmmima

         (e)  Underwriting Agreement attached hereto as EX-99.B(e)mmmua

         (f)  Not applicable

         (g)  Custodian Agreement attached hereto as EX-99.B(g)mmmca

         (h)  Shareholder Servicing Agreement attached hereto as EX-
              99.B(h)mmmssa

              Accounting Services Agreement attached hereto as EX-
              99.B(h)mmmasa

         (i)  Opinion and Consent of Counsel attached hereto as EX-
              99.B(i)mmmlegopn

         (j)  Consent of Deloitte & Touche LLP, Independent Accountants,
              attached hereto as EX-99.B(j)mmmconsent

         (k)  Not Applicable

         (l)  Agreement with initial shareholder, Waddell & Reed, Inc., attached hereto as EX-99.B(l)mmminitcap

         (m)  Distribution and Service Plan for Class B shares attached hereto as EX-99.B(m)mmmdspb

              Distribution and Service Plan for Class C shares attached
              hereto as EX-99.B(m)mmmdspc

         (n)  Not Applicable

         (o)  Multiple Class Plan attached hereto as EX-99.B(o)mmmmcp

         (p)  Code of Ethics filed by EDGAR on September 18, 2000 as EX-
              99.B(p)mmmcode to the initial Registration Statement on Form
              N-1A*

24.  Persons Controlled by or under common control with Registrant
    -------------------------------------------------------------

    None

25. Indemnification
    ---------------

    Reference is made to Article TENTH Section 10.2 of the Articles of
    Incorporation of Registrant filed by EDGAR on September 18, 2000 as
    EX-99.B(a)charter to the initial Registration Statement on Form N-1A*,
    Article VIII of the Bylaws filed by EDGAR on September 18, 2000 as EX-
    99.B(b)mmmbylaw to the initial Registration Statement on Form N-1A*
    and to Article V of the Underwriting Agreement attached hereto as EX-
    99.B(e)mmmua, each of which provide indemnification. Also refer to section 2-418 of the Maryland Corporation Law regarding
    indemnification of directors, officers, employees and agents.

    Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, By-Laws, and the above-described contracts in accordance with the Investment Company Act Release No.
    11330 (September 4, 1980) and successor releases.

    Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the
    Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable.
    In the event that a claim for indemnification against such liabilities
    (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.  Business and Other Connections of Investment Manager
    ----------------------------------------------------

    Waddell & Reed Investment Management Company ("WRIMCO") is the
    investment manager of the Registrant. Under the terms of an Investment
    Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this
    Registration Statement and to other investment advisory clients.

    Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-
    4247.

    As to each director and officer of WRIMCO, reference is made to the
    Prospectus and SAI of this Registrant.

27.  Principal Underwriter
    ---------------------

    (a)  Waddell & Reed, Inc. is the principal underwriter of the
         Registrant. It is also the principal underwriter to the following investment companies:

         Waddell & Reed Advisors Funds, Inc.
         Waddell & Reed Advisors Continental Income Fund, Inc.
         Waddell & Reed Advisors Vanguard Fund, Inc.
         Waddell & Reed Advisors Retirement Shares, Inc.
         Waddell & Reed Advisors Municipal Bond Fund, Inc.
         Waddell & Reed Advisors High Income Fund, Inc.
         Waddell & Reed Advisors International Growth Fund, Inc.
         Waddell & Reed Advisors Cash Management, Inc.
         Waddell & Reed Advisors Government Securities Fund, Inc.
         Waddell & Reed Advisors New Concepts Fund, Inc.
         Waddell & Reed Advisors Municipal High Income Fund, Inc.
         Waddell & Reed Advisors Global Bond Fund, Inc.
         Waddell & Reed Advisors Asset Strategy Fund, Inc.
         Waddell & Reed Advisors Small Cap Fund, Inc.
         Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
         Waddell & Reed Advisors Value Fund, Inc.
         W&R Funds, Inc.
         Advantage I
         Advantage II
         Advantage Plus
         Advantage Gold

    (b)  The information contained in the underwriter's application on
         Form BD, as filed November 17, 2000 SEC No. 8-27030 under the
         Securities Exchange Act of 1934, is herein incorporated by reference.

    (c)  No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.  Location of Accounts and Records
    --------------------------------

    The accounts, books and other documents required to be maintained by
    Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L.
    Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee
    Mission, Kansas  66201-9217.

29.  Management Services
    -------------------

    There is no service contract other than as discussed in Part A and B of this Registration Statement and as listed in response to Items
    23.(h) and 23.(m) hereof.

30.  Undertakings
    -----------

    Not applicable

---------------------------------
*Incorporated herein by reference

                        POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned,
WADDELL & REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED
ADVISORS CASH MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME
FUND, INC., WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS
GOVERNMENT SECURITIES FUND, INC., WADDELL & REED ADVISORS HIGH INCOME FUND,
INC., WADDELL & REED ADVISORS GLOBAL BOND FUND, INC., WADDELL & REED
ADVISORS INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL
BOND FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.,
WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC., WADDELL & REED
ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT
SHARES, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED
ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VALUE FUND,
INC., WADDELL & REED ADVISORS VANGUARD FUND, INC., W&R TARGET FUNDS,
INC. AND W&R FUNDS, INC. (each hereinafter called the
"Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C.
SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of
1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated
below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the
Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such
Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  August 16, 2000                  /s/Robert L. Hechler
                                       --------------------------
                                       Robert L. Hechler, President

/s/Keith A. Tucker          Chairman of the Board       August 16, 2000
-------------------                                     -----------------
Keith A. Tucker

/s/Robert L. Hechler        President, Principal        August 16, 2000
--------------------        Financial Officer and       -----------------
Robert L. Hechler           Director

/s/Henry J. Herrmann        Vice President and          August 16, 2000
--------------------        Director                    -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President, Treasurer   August 16, 2000
--------------------        and Principal Accounting    -----------------
Theodore W. Howard          Officer

/s/James M. Concannon       Director                    August 16, 2000
--------------------                                    -----------------
James M. Concannon

/s/John A. Dillingham       Director                    August 16, 2000
--------------------                                    -----------------
John A. Dillingham

/s/David P. Gardner         Director                    August 16, 2000
-------------------                                     -----------------
David P. Gardner

/s/Linda K. Graves          Director                    August 16, 2000
--------------------                                    -----------------
Linda K. Graves

/s/Joseph Harroz, Jr.       Director                    August 16, 2000
--------------------                                    -----------------
Joseph Harroz, Jr.

/s/John F. Hayes            Director                    August 16, 2000
--------------------                                    -----------------
John F. Hayes

/s/Glendon E. Johnson       Director                    August 16, 2000
--------------------                                    -----------------
Glendon E. Johnson

/s/William T. Morgan        Director                    August 16, 2000
--------------------                                    -----------------
William T. Morgan

/s/Ronald C. Reimer         Director                    August 16, 2000
--------------------                                    -----------------
Ronald C. Reimer

/s/Frank J. Ross, Jr.       Director                    August 16, 2000
--------------------                                    -----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz      Director                    August 16, 2000
--------------------                                    -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III      Director                    August 16, 2000
--------------------                                    -----------------
Frederick Vogel III

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                               SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and/or the
Investment Company Act of 1940, the Registrant has duly caused this Pre-
Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of
Kansas, on the 4th day of December, 2000.

        WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC.

                              (Registrant)

                        By /s/ Robert L. Hechler*
                        ------------------------
                      Robert L. Hechler, President

    Pursuant to the requirements of the Securities Act of 1933, and/or the
Investment Company Act of 1940, this Pre-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

    Signatures          Title
    ----------          -----

/s/Keith A. Tucker*      Chairman of the Board         December 4, 2000
----------------------                                 ------------------
Keith A. Tucker

/s/Robert L. Hechler*    President                     December 4, 2000
----------------------   Principal Financial Officer   ------------------
Robert L. Hechler        and Director

/s/Henry J. Herrmann*    Vice President and Director   December 4, 2000
----------------------                                 ------------------
Henry J. Herrmann

/s/Theodore W. Howard*   Vice President, Treasurer     December 4, 2000
----------------------   and Principal Accounting      ------------------
Theodore W. Howard       Officer

/s/James M. Concannon*   Director                      December 4, 2000
-------------------                                    ------------------
James M. Concannon

/s/John A. Dillingham*   Director                      December 4, 2000
-------------------                                    ------------------
John A. Dillingham

/s/David P. Gardner*     Director                      December 4, 2000
-------------------                                    ------------------
David P. Gardner

/s/Linda K. Graves*      Director                      December 4, 2000
-------------------                                    ------------------
Linda Graves

/s/Joseph Harroz, Jr.*   Director                      December 4, 2000
-------------------                                    ------------------
Joseph Harroz, Jr.

/s/John F. Hayes*        Director                      December 4, 2000
-------------------                                    ------------------
John F. Hayes

/s/Glendon E. Johnson*   Director                      December 4, 2000
-------------------                                    ------------------
Glendon E. Johnson

/s/William T. Morgan*    Director                      December 4, 2000
-------------------                                    ------------------
William T. Morgan

/s/Ronald C. Reimer*     Director                      December 4, 2000
-------------------                                    ------------------
Ronald C. Reimer

/s/Frank J. Ross, Jr.*   Director                      December 4, 2000
-------------------                                    ------------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz*  Director                      December 4, 2000
-------------------                                    ------------------
Eleanor B. Schwartz

/s/Frederick Vogel III*  Director                      December 4, 2000
-------------------                                    ------------------
Frederick Vogel III

*By/s/Kristen A. Richards
------------------------
  Kristen A. Richards
  Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
---------------------------
  Daniel C. Schulte
  Assistant Secretary